MERRILL LYNCH
ASSET BUILDER
PROGRAM, INC.








FUND LOGO








Semi-Annual Report

July 31, 1997





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Program unless accompanied or preceded by the Program's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

























Merrill Lynch
Asset Builder Program, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



Merrill Lynch Asset Builder Program, Inc.



Officers and
Directors

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Lawrence R. Fuller, Vice President
Geraldine C. Gunn, Vice President
Jay C. Harbeck, Vice President
Gregory Mark Maunz, Vice President
Thomas R. Robinson, Vice President
Gerald M. Richard, Treasurer
Barbara G. Fraser, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



DEAR SHAREHOLDER


We are pleased to provide you with this semi-annual report for Merrill Lynch Asset Builder Program, Inc. The Program consists of five separate diversified portfolios, each with its own investment objectives.

Complete performance information, including average annual total returns, for all five portfolios can be found on pages 7--11 of this report to shareholders.

Fundamental Value Portfolio
The quarter ended July 31, 1997 proved to be an exceptional one for the US equity market, with share prices rebounding sharply from the April downdraft. Driving the market higher were continued favorable economic and corporate dynamics as well as strong mutual fund cash inflows. The unmanaged Standard & Poor's 500 (S&P 500) Index registered a +19.58% total return during the three months ended July 31, 1997, exceeding Fundamental Value Portfolio's total returns of +17.59%, +17.26%, +17.26% and +17.49% for Class A, Class B, Class C
and Class D Shares, respectively. (Results shown do not reflect sales charges and would be lower if sales charges were included.)

The underperformance of the Portfolio reflects, in part, the generally lagging returns of low price/earnings issues. The relative performance of these equities has been hindered by the indexing phenomenon, which tends to favor large-capitalization growth companies. We believe that the valuation disparities arising from this trend created opportunities in many "basic value" issues. Some of these opportunities have just begun to be realized as the market's leadership has shown signs of broadening.

Examining the Portfolio's results for the period ended July 31, 1997, reveals the favorable influence of holdings in the technology and basic industry sectors, and the adverse impact of positions in the telecommunications, auto and media areas. Technology issues benefited from solid earnings gains, and basic industry equities were boosted by improved fundamentals. Telecommunications companies continue to be plagued by ramifications of the Telecommunications Act of 1996, auto issues were hindered by cyclical concerns, and media companies were hampered by lackluster results. Leading individual gainers for the Portfolio in the July period included Tandem Computers, Inc., the subject of a takeover; WHX Corp., which rebounded on news of a strike settlement; and Scitex Corp. Ltd., whose fundamentals began to show marked improvement.

Reflecting the heightened market volatility, Portfolio activity was particularly heavy in the period ended July 31, 1997. We initiated five positions, eliminated 13, incremented 50% of current holdings and reduced 20%. Cash and cash equivalents increased to 15.8% of net assets at July 31, 1997, from 14.0% at April 30, 1997.

During the July period, we invested in out-of-favor issues in the insurance, multi-industry, refining and marketing, and technology sectors. TIG Holdings, Inc., a property and casualty insurer, was purchased on weakness related to disappointing earnings results and a feared reserve deficiency. We judged that the adversities were adequately reflected in the share's valuation, with TIG trading at a very reasonable 1.3 times book value per share and at 10 times 1998 estimated earnings per share. TIG's near-term premium growth is expected to be modest as the company transitions its business to specialty lines. Longer term, we believe the company is favorably positioned for generating attractive returns. Bolstering our confidence in the shares is the heavy management ownership as well as the continued sizable share buybacks.

Tenneco, Inc. underwent significant restructuring over the last several years and is now favorably positioned in two product areas-- auto parts and specialty packaging. We believe the shares offer attractive appreciation potential driven by solid market positions, turnaround potential in the packaging business, an Economic Value Added-driven (EVA) management team and continued share buybacks. Tenneco was reasonably valued at 13.5 times 1998 estimated earnings per share and provided a dividend yield of 2.7%.

Sun Company, Inc., one of the largest independent refining and marketing companies in the United States, was a lackluster performer for many years. We judged the company's fortunes were about to change under the direction of a new president, the first corporate outsider chosen for this position in Sun's 113-year history. The new leader has announced restructuring initiatives, including refinery reconfigurations and cost reduction programs, that have already yielded tangible operating results. The shares were available at a modest 10.5 times 1998 estimated earnings per share and provided an above-average dividend yield of 3.2%.

Novell, Inc., a provider of network operating systems and services, was a stock market laggard for several years. The company's shares peaked in 1993 at $35.25 and declined to a low near $6.00 in June 1997, reflecting the severe competitive pressures inflicted by Microsoft Corp. as well as several very untimely acquisitions made by former management. We believe Novell offers an attractive turnaround potential driven by new leadership, a refocused strategy, and exciting new products. The new chief executive officer is transitioning the company from being a network operating system vendor, where competition is intense, to being a diversified provider of network services where there is no clear leader. Novell's balance sheet is solid with cash and short-term investments of $3 per share and no long-term debt.

Digital Equipment Corp. represents an attractive turnaround candidate, in our view. The shares have dramatically underperformed the market for some time, languishing 56% below their early 1996 high of $76.50 per share. The underperformance reflects lackluster operating results resulting from a weak personal computer business, losses in semiconductors, and a misaligned sales structure. These problems have been largely rectified, and we believe the company is poised for improved operating results. Indeed, management has laid out an intermediate-term net margin goal of 7%, implying an earnings potential of $6.00 per share in several years, a marked improvement from the depressed $0.68 per share reported in the fiscal year ended June 30, 1997. The shares were purchased at a modest 39% of sales per share and at a reasonable 13 times 1998 estimated earnings per share.

Completed sales in the July period included three issues that were the subjects of takeovers/mergers: Total Petroleum Ltd., Transitional Hospitals Corp., and Greater New York Savings Bank. A partial sale, Tandem Computers, Inc., was also the subject of a takeover. Other positions eliminated included two technology holdings that had reached our price targets, National Semiconductor Corp. and 3Com Corp. Issues whose turnaround potentials had diminished, and thus were eliminated, included Computervision Corp., Evans Withycombe Residential, Inc. and National Auto Credit, Inc.

Though the overall US stock market is trading at record valuation levels, we continue to find attractive candidates for inclusion in the Fundamental Value Portfolio. Our strict valuation discipline results in the Portfolio having a reasonable valuation. The average price/earnings ratio of the Portfolio's equity investments is two-thirds of the S&P 500's multiple, and the price/book ratio is less than one-half that of the market benchmark.

Global Opportunity Portfolio
As of July 31, 1997, the asset allocation for Global Opportunity
Portfolio was: foreign stocks, 51% of net assets; US stocks, 26%;
foreign bonds, 10%; US bonds, 10%; and cash reserves of 3%.

During the three months ended July 31, 1997, the total returns of Global Opportunity Portfolio's Class A, Class B, Class C and Class D Shares were +15.04%, +14.68%, +14.69% and +14.98%, respectively.
(Results shown do not reflect sales charges and would be lower if sales charges were included.)

During the period ended July 31, 1997, we became more positive toward US bonds, and increased the weighting from 3% of net assets as of April 30, 1997 to 10% as of July 31, 1997. The duration of the US fixed-income sector was also increased from 5 years to 6 years. Our more optimistic stance toward US bonds reflected evidence of a slowdown in the US economy's growth rate and indications that inflationary pressures were exceptionally subdued. At the same time, the rapid shrinkage of the Federal budget deficit reduced the supply of newly issued US Government securities relative to the demand. Overall, we expected a decline in intermediate- and long-term interest rates to continue, resulting in a favorable reward/risk relationship for US bonds going forward.

To expand the US bond commitment, we primarily used proceeds from sales of foreign bonds. We reduced foreign bond holdings from 15% to 10% of net assets during the July period by eliminating positions in Australian, French and Finnish bonds and reducing the commitment to German obligations. At the same time, our belief that the total return potential of UK obligations was attractive led us to establish a position in sterling-denominated bonds. As a result, European bonds continue to account for the major portion of assets in the foreign bond sector. We maintained a position in Canada as a means of obtaining indirect exposure to US interest rates. Our expectation of further US dollar strength resulted in our hedging the European bonds and stock positions (except for UK holdings), the Japanese equity holdings, and the position in Australian common stock back to the US dollar.

Foreign equity allocation did not materially change during the July period. Japan remained the largest single commitment, although the weighting remains below the benchmark Morgan Stanley Europe Australia Far East Index. While we sold the position in Eisai Co., Ltd. in Japan, we established commitments in Matsushita Electric Works, Ltd. and Amway Japan, Ltd. We continue to maintain a meaningful position in Canada and Latin America, with a new position established in Uniao de Bancos Brasileiros S.A. (Unibanco). In Europe, changes included the sale of British Steel PLC and the establishment of commitments in Gucci Group N.V., Orion-yhtyma OY, and Perstorp AB. We also reduced our already limited representation in Asia by accepting profits in Hong Kong Telecommunications Ltd.

In the US equity sector, the largest concentration of assets remained in the financial services category, which is a beneficiary of declining US interest rates. We also maintained meaningful positions in healthcare, technology and energy. These areas of emphasis are unchanged over the past three months, and reflect our expectation that earnings of selected companies in these sectors should continue to exceed consensus expectations despite a slower rate of US economic growth.

Growth Opportunity Portfolio
During the quarter ended July 31, 1997, the total returns of Growth Opportunity Portfolio's Class A, Class B, Class C and Class D Shares were +22.03%, +21.72%, +21.63% and +21.98%, respectively. The
Portfolio outperformed the Lipper Growth Funds Average total returns of +20.98%, and the +19.58% return of the unmanaged S&P 500. (Results shown do not reflect sales charges and would be lower if sales charges were included.)

The most important contributors to the Portfolio's positive absolute and relative returns were the significant weightings in the communications equipment industry (14.4% of July quarter-end net assets), computer software (8.7%), oil services (6.7%) and the computer industry (5.9%). Individual companies contributing significantly to the positive returns were Cisco Systems, Inc., Lucent Technologies, Inc., Schlumberger, Ltd., and COMPAQ Computers Corp., all of which were among the top ten equity holdings.

Investment activities during the July period focused on increasing the equity weightings in the communications equipment, computer software and oil service industries. We reduced the pharmaceutical industry weighting because of our concerns about a near-term decline in valuation ratios as the rate of earnings growth moderates.

Corporate reports of capital spending intentions during the period ended July 31, 1997 reflected the possibility of a continued increase in the rate of investment spending on network computer systems, advanced digital wired and wireless communication infrastructure and energy exploration activities. Although the overall rate of growth in corporate earnings reported for the July period was at a slower pace than the year-to-year gains in the first quarter of 1997, the rate of growth appears sufficient to sustain the capital spending pace in the communications equipment, computers, computer software and oil services industries.

The ten largest industry sectors in the Portfolio at July 31, 1997 were communications equipment, computer software, pharmaceuticals, oil services, banking and financial, computers, financial services, electrical equipment, medical technology and cosmetics. These industries represented 65.5% of net assets on July 31, 1997. The top ten equity holdings were equal to 37% of net assets.

We added four companies to the Portfolio during the period ended July 31, 1997. They included Citicorp, BankAmerica Corp., CVS Corporation and American Express Company. Citicorp, the world's leading multinational financial services and banking organization, was added because of the attractive valuation relative to expectations of above-average growth in earnings and rates of return with relative consistency. Citicorp has a broad base of business in the emerging markets of Asia, Latin America and Eastern Europe as well as the developed world. We added BankAmerica Corp. because of the attractive valuation relative to expectations of above-average growth rates in earnings from internal restructuring of operations. CVS Corporation, one of the major pharmaceutical retailers, was added to the Portfolio because of the attractive valuation relative to the expectations of above-average rates of growth in earnings. American Express Company was added because of the attractive valuation relative to expectations of above-average rates of growth in earnings from asset management as well as travel-related business services.

We eliminated Wells Fargo & Co. from the Portfolio because we viewed the stock as overvalued relative to our perspective on the fundamentals of the organization.

We continued to be relatively fully invested during the July period, with cash and cash equivalents at July 31, 1997 equal to 6.1% of net assets. We continued to have a positive outlook for investment in the US equity markets.

Quality Bond Portfolio
At the beginning of the year, Federal Reserve Board (FRB) Chairman Alan Greenspan cautioned investors about a possible preemptive strike against inflation. While there were few signs of accelerating inflation in the then-current data, he warned that monetary policy acts with a lag and that it would be easier to tighten policy at that time, as a precaution, rather than tighten later and more sharply once inflation was evident. The FRB followed through with Chairman Greenspan's warning and tightened policy on March 25, 1997. Since the March tightening, economic data have been more benign, including bullish inflation reports from the employment cost index and producer price index. The yield on the long-term Treasury bond peaked at 7.17% in mid-April, then began to drop. This rally was fueled by a significant change in investor expectations regarding the economy and the outlook for interest rates.

In early May there was widespread agreement that the FRB was ready for another tightening of monetary policy, and it was generally assumed that a further tightening would be needed by July. However, the Consumer Price Index (CPI) rose only 1.4% for the first five months of 1997, compared with a 3.8% increase over the same period in 1996. At the same time, retail sales figures continued to decline. As a result, the May increase in interest rates did not occur and the bond market continued to gain momentum. Increasing evidence of noninflationary economic growth boosted investor confidence, which was confirmed further at the beginning of July when, as widely expected, the FRB chose to leave monetary policy unchanged. This confluence of positive indicators helped produce a significant rally in the US securities market.

We participated in the bond rally by extending the average maturity of the Quality Bond Portfolio to 8.8 years. Investments favored the financial services sector which stands to benefit from the low inflation environment. The average credit quality of the Portfolio's holdings is AA, as measured by Standard & Poor's Corp. ratings. Cash was invested in short-term instruments to take advantage of the favorable spread.

US Government Securities
Portfolio
On July 23, 1997, FRB Chairman Alan Greenspan delivered his Humphrey-Hawkins testimony which was the most positive assessment of the US economy he has ever delivered. The speech appears to have erased the prospect of any near-term rise in interest rates, and FRB policy will likely remain on hold for the foreseeable future. The fundamentals and technicals continue to impress investors, pushing both the bond and equity markets to new heights. The Dow Jones Industrial Average soared past 8000 this past quarter and the long-term US Treasury bond yield broke 6.5%.

Since the last FRB interest rate increase in March, the economy, though still growing, has slowed, and inflation has been tame. In fact, the Producer Price Index (PPI), CPI, and the Employment Cost Index (ECI) have been subdued for so long, it appears that investors are no longer fearful of increases as they were in the past. Many economists theorized a "new reality" economic environment, one in which economic growth can be achieved without increased inflation. The FRB was tolerant of sustained economic growth because it was accompanied by low inflation. The PPI released in July marked its sixth consecutive monthly decline and the CPI released in July rose a modest 0.1%, keeping inflation at a 31-year low. This put the inflation rate for the first six months of 1997 at the lowest level in 11 years. The ECI is something that the FRB watches closely, and it continues to run at under 3%. In order for the FRB to warrant a tightening of monetary policy, we believe they will need to see some mixture of above-potential economic growth and evidence of inflation.

As of July 31, 1997, the 10-year Treasury note yield, a benchmark for mortgage-backed securities (MBS), stood at 6.01%. This yield is 49 basis points lower for the one-month period, 71 basis points lower for the three-month period and 48 basis points lower for the six-month period. As typically happens in months where interest rates drop dramatically in a very short period of time, MBS yields spreads widened versus their Treasury counterparts in July. When interest rates decrease, refinancing opportunities increase and MBS prices tend to compress as prepayment fears get priced into their yields.

The US Government Securities Portfolio was somewhat immune to the widening spreads as we avoided those MBS which are the most susceptible to prepaying and suffered the most widening. Of the Portfolio's 73% MBS allocation, 61% is invested in low coupon MBS whose homeowners have no incentive to refinance. The remaining 12% of MBS is invested in super-premium MBS whose homeowners have already gone through several refinancing opportunities. The Portfolio also has 24% of net assets invested in US Treasury notes and STRIPS and a 10.6% cash position.

During the July period, we extended the duration of the US Treasury notes allocation in the Portfolio. This benefited performance as long-term Treasury securities had the strongest performance as yields came down and the US Treasury curve flattened. We also lowered the average coupon of the MBS allocation in the Portfolio, and kept duration neutral in this sector with the purchase of 7-year balloon MBS and additional 15-year MBS. Although MBS underperformed their Treasury counterparts in July, they still offer a very attractive yield advantage. This factor, coupled with low long-term implied volatility, should keep MBS a very attractive fixed-income investment.

In Conclusion
We thank you for your investment in Merrill Lynch Asset Builder
Program, Inc., and we look forward to reviewing our outlook and strategy with you again in our upcoming quarterly report to shareholders.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Geraldine C. Gunn)
Geraldine C. Gunn
Vice President and Portfolio Manager
Fundamental Value Portfolio







(Thomas R. Robinson)
Thomas R. Robinson
Vice President and Portfolio Manager
Global Opportunity Portfolio







(Lawrence R. Fuller)
Lawrence R. Fuller
Vice President and Portfolio Manager
Growth Opportunity Portfolio







(Jay C. Harbeck)
Jay C. Harbeck
Vice President and Portfolio Manager
Quality Bond Portfolio







(Gregory Mark Maunz)
Gregory Mark Maunz
Vice President and Portfolio Manager
US Government Securities Portfolio



September 11, 1997


Effective June 17, 1997, Geraldine C. Gunn joined Merrill Lynch Asset Builder Program, Inc. as Portfolio Manager for the Fundamental Value Portfolio. She is responsible for the day-to-day management of the Portfolio's investments. She has been a Vice President of the Investment Adviser since 1989.



PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Program through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees for Fundamental Value, Global Opportunity and Growth Opportunity Portfolios. Quality Bond and US Government Securities Portfolios incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year for Fundamental Value, Global Opportunity, Growth Opportunity, Quality Bond and US Government Securities Portfolios. In addition, Quality Bond and US Government Securities Portfolios are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. Fundamental Value, Global Opportunity and Growth Opportunity Portfolios are subject to a 0.75% distribution fee and a 0.25% account maintenance fee. Fundamental Value, Global Opportunity and Growth Opportunity Portfolios automatically convert to Class D Shares after approximately 8 years. Quality Bond and US Government Securities Portfolios automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25% for Quality Bond and US Government Securities Portfolios. Fundamental Value, Global Opportunity and Growth Opportunity Portfolios are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee) for Fundamental Value, Global Opportunity and Growth Opportunity Portfolios. Quality Bond and US Government Securities Portfolios incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend or payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


PERFORMANCE DATA (continued)


Fundamental
Value Portfolio

Average Annual
Total Returns


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/97                        +21.13%        +14.77%
Inception (2/01/95) to 6/30/97            +21.53         +18.84

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/97                        +19.85%        +15.85%
Inception (2/01/95) to 6/30/97            +20.26         +19.62

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 6/30/97                        +19.88%        +18.88%
Inception (2/01/95) to 6/30/97            +20.27         +20.27

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/97                        +20.88%        +14.54%
Inception (2/01/95) to 6/30/97            +21.27         +18.59

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Global
Opportunity Portfolio

Average Annual
Total Returns


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/97                        +21.82%        +15.42%
Inception (2/01/95) to 6/30/97            +14.36         +11.83

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/97                        +20.57%        +16.57%
Inception (2/01/95) to 6/30/97            +13.17         +12.47

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 6/30/97                        +20.53%        +19.53%
Inception (2/01/95) to 6/30/97            +13.12         +13.12

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/97                        +21.61%        +15.22%
Inception (2/01/95) to 6/30/97            +14.13         +11.60

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Growth
Opportunity
Portfolio

Average Annual
Total Returns


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/97                        +29.03%        +22.25%
Inception (2/02/96) to 6/30/97            +22.97         +18.35

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/97                        +27.69%        +23.69%
Inception (2/02/96) to 6/30/97            +21.73         +19.75

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 6/30/97                        +27.69%        +26.69%
Inception (2/02/96) to 6/30/97            +21.73         +21.73

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/97                        +28.83%        +22.07%
Inception (2/02/96) to 6/30/97            +22.84         +18.22

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Quality Bond
Portfolio

Average Annual
Total Returns


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/97                         +7.86%         +3.54%
Inception (2/01/95) to 6/30/97             +5.98          +4.20

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/97                         +7.04%         +3.04%
Inception (2/01/95) to 6/30/97             +5.08          +4.32

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 6/30/97                         +6.85%         +5.85%
Inception (2/01/95) to 6/30/97             +4.96          +4.96

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/97                         +7.70%         +3.39%
Inception (2/01/95) to 6/30/97             +5.72          +3.94

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


US Government
Securities
Portfolio

Average Annual
Total Returns


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/97                         +8.53%         +4.19%
Inception (2/01/95) to 6/30/97             +9.54          +7.70

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/97                         +7.64%         +3.64%
Inception (2/01/95) to 6/30/97             +8.65          +7.90

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 6/30/97                         +7.57%         +6.57%
Inception (2/01/95) to 6/30/97             +8.58          +8.58

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/97                         +8.16%         +3.83%
Inception (2/01/95) to 6/30/97             +9.25          +7.41

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


PERFORMANCE DATA (concluded)

Recent
Performance
Results*
                                                                                                                   Standardized
                                                                                          12 Month     3 Month     30-day Yield
                                                             7/31/97    4/30/97  7/31/96  % Change     % Change   As of 7/31/97
Fundamental Value Portfolio Class A Shares                   $15.51     $13.19   $12.17    +29.83%(1)    +17.59%           --
Fundamental Value Portfolio Class B Shares                    15.22      12.98    11.98    +29.45(1)     +17.26            --
Fundamental Value Portfolio Class C Shares                    15.22      12.98    11.98    +29.45(1)     +17.26            --
Fundamental Value Portfolio Class D Shares                    15.45      13.15    12.14    +29.65(1)     +17.49            --
Global Opportunity Portfolio Class A Shares                   13.92      12.10    10.66    +31.98(2)     +15.04            --
Global Opportunity Portfolio Class B Shares                   13.75      11.99    10.55    +31.73(2)     +14.68            --
Global Opportunity Portfolio Class C Shares                   13.74      11.98    10.55    +31.64(2)     +14.69            --
Global Opportunity Portfolio Class D Shares                   13.89      12.08    10.64    +31.94(2)     +14.98            --
Growth Opportunity Portfolio Class A Shares                   14.68      12.03     9.99    +46.95        +22.03            --
Growth Opportunity Portfolio Class B Shares                   14.46      11.88     9.95    +45.33        +21.72            --
Growth Opportunity Portfolio Class C Shares                   14.45      11.88     9.95    +45.23        +21.63            --
Growth Opportunity Portfolio Class D Shares                   14.65      12.01    10.00    +46.50        +21.98            --
Quality Bond Portfolio Class A Shares                         10.00       9.69     9.71    + 2.99        + 3.20           6.37%
Quality Bond Portfolio Class B Shares                          9.99       9.69     9.71    + 2.88        + 3.10           5.91
Quality Bond Portfolio Class C Shares                          9.99       9.68     9.71    + 2.88        + 3.20           5.79
Quality Bond Portfolio Class D Shares                          9.99       9.69     9.71    + 2.88        + 3.10           6.22
US Government Securities Portfolio Class A Shares             10.38      10.12    10.11    + 2.72(3)     + 2.57           6.51
US Government Securities Portfolio Class B Shares             10.38      10.12    10.11    + 2.72(3)     + 2.57           6.03
US Government Securities Portfolio Class C Shares             10.38      10.12    10.11    + 2.72(3)     + 2.57           5.98
US Government Securities Portfolio Class D Shares             10.38      10.12    10.12    + 2.62(3)     + 2.57           6.27
Fundamental Value Portfolio Class A Shares--Total Return                                   +34.92(4)     +17.59
Fundamental Value Portfolio Class B Shares--Total Return                                   +33.47(5)     +17.26
Fundamental Value Portfolio Class C Shares--Total Return                                   +33.50(6)     +17.26
Fundamental Value Portfolio Class D Shares--Total Return                                   +34.49(7)     +17.49
Global Opportunity Portfolio Class A Shares--Total Return                                  +33.45(8)     +15.04
Global Opportunity Portfolio Class B Shares--Total Return                                  +32.04(9)     +14.68
Global Opportunity Portfolio Class C Shares--Total Return                                  +31.98(10)    +14.69
Global Opportunity Portfolio Class D Shares--Total Return                                  +33.14(11)    +14.98
Growth Opportunity Portfolio Class A Shares--Total Return                                  +46.95        +22.03
Growth Opportunity Portfolio Class B Shares--Total Return                                  +45.33        +21.72
Growth Opportunity Portfolio Class C Shares--Total Return                                  +45.23        +21.63
Growth Opportunity Portfolio Class D Shares--Total Return                                  +46.50        +21.98
Quality Bond Portfolio Class A Shares--Total Return                                        +10.84(12)    + 5.02(13)
Quality Bond Portfolio Class B Shares--Total Return                                        + 9.78(14)    + 4.69(15)
Quality Bond Portfolio Class C Shares--Total Return                                        + 9.70(16)    + 4.78(17)
Quality Bond Portfolio Class D Shares--Total Return                                        +10.46(18)    + 4.85(19)
US Government Securities Portfolio Class A Shares--Total Return                            +10.54(20)    + 4.35(21)
US Government Securities Portfolio Class B Shares--Total Return                            + 9.64(22)    + 4.13(23)
US Government Securities Portfolio Class C Shares--Total Return                            + 9.57(24)    + 4.11(25)
US Government Securities Portfolio Class D Shares--Total Return                            +10.16(26)    + 4.28(27)

   *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 (1)Percent change includes reinvestment of $0.248 per share capital gains distributions.
 (2)Percent change includes reinvestment of $0.122 per share capital gains distributions.
 (3)Percent change includes reinvestment of $0.005 per share capital gains distributions.
 (4)Percent change includes reinvestment of $0.530 per share ordinary income dividends and $0.248 per share capital gains distributions.
 (5)Percent change includes reinvestment of $0.415 per share ordinary income dividends and $0.248 per share capital gains distributions.
 (6)Percent change includes reinvestment of $0.417 per share ordinary income dividends and $0.248 per share capital gains distributions.
 (7)Percent change includes reinvestment of $0.503 per share ordinary income dividends and $0.248 per share capital gains distributions.
 (8)Percent change includes reinvestment of $0.128 per share ordinary income dividends and $0.122 per share capital gains distributions.
 (9)Percent change includes reinvestment of $0.027 per share ordinary income dividends and $0.122 per share capital gains distributions.
(10)Percent change includes reinvestment of $0.030 per share ordinary income dividends and $0.122 per share capital gains distributions.
(11)Percent change includes reinvestment of $0.105 per share ordinary income dividends and $0.122 per share capital gains distributions.
(12)Percent change includes reinvestment of $0.721 per share ordinary income dividends.
(13)Percent change includes reinvestment of $0.171 per share ordinary income dividends.
(14)Percent change includes reinvestment of $0.636 per share ordinary income dividends.
(15)Percent change includes reinvestment of $0.150 per share ordinary income dividends.
(16)Percent change includes reinvestment of $0.628 per share ordinary income dividends.
(17)Percent change includes reinvestment of $0.148 per share ordinary income dividends.
(18)Percent change includes reinvestment of $0.696 per share ordinary income dividends.
(19)Percent change includes reinvestment of $0.165 per share ordinary income dividends.
(20)Percent change includes reinvestment of $0.750 per share ordinary income dividends and $0.005 per share capital gains distributions.
(21)Percent change includes reinvestment of $0.174 per share ordinary income dividends.
(22)Percent change includes reinvestment of $0.666 per share ordinary income dividends and $0.005 per share capital gains distributions.
(23)Percent change includes reinvestment of $0.153 per share ordinary income dividends.
(24)Percent change includes reinvestment of $0.659 per share ordinary income dividends and $0.005 per share capital gains distributions.
(25)Percent change includes reinvestment of $0.151 per share ordinary income dividends.
(26)Percent change includes reinvestment of $0.725 per share ordinary income dividends and $0.005 per share capital gains distributions.
(27)Percent change includes reinvestment of $0.168 per share ordinary income dividends.



SCHEDULE OF INVESTMENTS                                                                                      (in US dollars)
             Fundamental Value Portfolio

LATIN                                 Shares                                                               Value    Percent of
AMERICA      Industries                Held                Investments                       Cost        (Note 1a)  Net Assets
Argentina    Oil--International       45,000    Yacimientos Petroliferos Fiscales
                                                S.A. (YPF) (ADR)*                       $   862,750      $ 1,456,875    2.1%

                                                Total Investments in Latin
                                                America                                     862,750        1,456,875    2.1

MIDDLE
EAST

Israel       Computer Services       125,000    Scitex Corp. Ltd.                         1,244,861        1,226,562    1.8

                                                Total Investments in the
                                                Middle East                               1,244,861        1,226,562    1.8

NORTH
AMERICA

United       Airlines                 90,000  ++Mesa Air Group, Inc.                        753,168          492,188    0.7
States

             Automotive               25,000    Ford Motor Co.                              810,389        1,021,875    1.5
                                      25,000    General Motors Corp.                      1,359,960        1,546,875    2.2
                                                                                        -----------      -----------  ------
                                                                                          2,170,349        2,568,750    3.7

             Banking                  10,000    Bankers Trust New York Corp.                637,295        1,011,875    1.5
                                      80,000    Hibernia Corp. (Class A)                    948,558        1,210,000    1.7
                                                                                        -----------      -----------  ------
                                                                                          1,585,853        2,221,875    3.2

             Banks/Regional            5,000    Wells Fargo & Company                     1,274,628        1,374,688    2.0

             Beverage &               30,000    Seagram Company Ltd. (The)                1,089,712        1,149,375    1.7
             Entertainment

             Chemicals                20,000    Eastman Chemical Co.                      1,124,950        1,210,000    1.8
                                      30,000    Great Lakes Chemical Corp.                1,289,188        1,501,875    2.2
                                      50,000    Millennium Chemicals Inc.                   978,696        1,053,125    1.5
                                                                                        -----------      -----------  ------
                                                                                          3,392,834        3,765,000    5.5

             Computer Software        55,000  ++CompuServe Corporation                      575,800          632,500    0.9
                                     100,000  ++Mentor Graphics Corporation                 983,068        1,050,000    1.5
                                     125,000  ++Novell, Inc.                                982,244          945,313    1.4
                                                                                        -----------      -----------  ------
                                                                                          2,541,112        2,627,813    3.8

             Computers                45,000  ++Digital Equipment Corp.                   1,504,041        1,853,437    2.7

             Diversified              35,000    Tenneco, Inc.                             1,564,600        1,631,875    2.4

             Entertainment            60,000  ++Harrah's Entertainment, Inc.              1,136,713        1,230,000    1.8

             Hardware Products        35,000    Black & Decker Corp.                      1,167,470        1,474,375    2.1

             Health Care              60,000  ++Humana, Inc.                              1,171,635        1,462,500    2.1

             Information              22,000    International Business Machines
             Processing                         Corp.                                     1,309,275        2,326,500    3.4
                                      23,800  ++Tandem Computers, Inc.                      293,015          699,125    1.0
                                                                                        -----------      -----------  ------
                                                                                          1,602,290        3,025,625    4.4

             Insurance                50,000    TIG Holdings, Inc.                        1,474,737        1,637,500    2.4

             Machinery                50,000    ITT Industries Inc.                       1,177,983        1,415,625    2.1

             Medical Services         50,000  ++Pharmaceutical Product
                                                Development, Inc.                           858,032        1,168,750    1.7

             Metals--Non-Ferrous      45,000    ASARCO Inc.                               1,240,590        1,530,000    2.2

             Oil--Domestic            60,000  ++American Exploration Co.                    678,188          855,000    1.2
                                      70,000    Occidental Petroleum Corp.                1,612,950        1,754,375    2.6
                                      42,000    Sun Company, Inc.                         1,307,258        1,504,125    2.2
                                                                                        -----------      -----------  ------
                                                                                          3,598,396        4,113,500    6.0

             Oil Service              30,000    Dresser Industries, Inc.                    927,909        1,252,500    1.8

             Paper & Forest           22,500    International Paper Co.                     881,980        1,260,000    1.8
             Products                 60,000    Louisiana-Pacific Corp.                   1,351,137        1,376,250    2.0
                                                                                        -----------      -----------  ------
                                                                                          2,233,117        2,636,250    3.8
             Pharmaceuticals          11,000    Bristol-Myers Squibb Co.                    421,102          862,812    1.2
                                      40,000    Pharmacia & Upjohn, Inc.                  1,326,355        1,510,000    2.2
                                                                                        -----------      -----------  ------
                                                                                          1,747,457        2,372,812    3.4

             Photography              25,000    Eastman Kodak Co.                         1,765,546        1,675,000    2.4

             Publishing/              27,500    Dow Jones & Company, Inc.                 1,021,761        1,187,656    1.7
             Newspapers

             Retail                   40,000    Dillards Inc. (Class A)                   1,260,809        1,512,500    2.2
                                     100,000  ++Kmart Corporation                         1,083,573        1,187,500    1.7
                                      50,000  ++Woolworth Corp.                             634,936        1,415,625    2.1
                                                                                        -----------      -----------  ------
                                                                                          2,979,318        4,115,625    6.0

             Retail Specialty         42,000  ++Toys 'R' Us, Inc.                         1,172,815        1,430,625    2.1

             Steel                    40,000    USX-US Steel Group, Inc.                  1,147,077        1,462,500    2.1
                                     125,000  ++WHX Corp.                                 1,176,103        1,125,000    1.7
                                                                                        -----------      -----------  ------
                                                                                          2,323,180        2,587,500    3.8

             Technology               80,000  ++Exabyte Corp.                             1,024,595          930,000    1.3

             Telecommunications       30,000    GTE Corp.                                 1,326,489        1,395,000    2.0
                                      50,000  ++US West Media Group                         869,720        1,103,125    1.6
                                                                                        -----------      -----------  ------
                                                                                          2,196,209        2,498,125    3.6

             Utilities/               40,000    AT&T Corp.                                1,436,737        1,472,500    2.1
             Communications

                                                Total Investments in North
                                                America                                  48,132,787       56,901,469   82.5

SHORT-TERM                           Face
SECURITIES                          Amount                 Issue

             Commercial        US$ 3,000,000    Countrywide Home Loan, 5.57% due
             Paper**                            8/26/1997                                 2,988,396        2,988,396    4.3

             US Government         1,991,000    Federal Home Loan Banks, Inc.,
             Agency                             5.58% due 8/01/1997                       1,991,000        1,991,000    2.9
             Obligations**         5,946,000    Federal Home Loan Mortgage Corp.,
                                                5.75% due 8/01/1997                       5,946,000        5,946,000    8.6
                                                                                        -----------      -----------  ------
                                                                                          7,937,000        7,937,000   11.5

                                                Total Investments in Short-Term
                                                Securities                               10,925,396       10,925,396   15.8

             Total Investments                                                          $61,165,794       70,510,302  102.2
                                                                                        ===========
             Liabilities in Excess of Other Assets                                                        (1,511,213)  (2.2)
                                                                                                         -----------  ------
             Net Assets                                                                                  $68,999,089  100.0%
                                                                                                         ===========  ======

           ++Non-income producing security.
            *American Depositary Receipts (ADR).
           **Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the rates paid at the time of purchase by the Portfolio.

             See Notes to Financial Statements.



SCHEDULE OF INVESTMENTS                                                                                      (in US dollars)
             Global Opportunity Portfolio

                                      Face                                                                  Value   Percent of
COUNTRY                              Amount      Foreign Government Obligations             Cost          (Note 1a) Net Assets
Canada                     C$        575,000    Canadian Government Bonds, 7% due
                                                12/01/2006                              $   436,840      $   452,668    0.7%

Denmark                    Dkr     5,100,000    Denmark Government Bonds, 7% due
                                                11/15/2007                                  814,777          781,095    1.3

Germany                                         Bundesrepublik Deutschland:
                           DM        735,000      7.125% due 12/20/2002                     513,394          442,826    0.7
                                     850,000      6.50% due 10/14/2005                      547,951          495,490    0.8
                                     800,000    Treuhandanstalt, 6.875% due
                                                6/11/2003                                   532,016          477,324    0.8
                                                                                        -----------      -----------  ------
                                                                                          1,593,361        1,415,640    2.3

Italy                      Lit 1,175,000,000    Buoni Poliennali del Tesoro
                                                (Italian Government Bonds), 8.50%
                                                due 1/01/2004                               746,059          729,034    1.2

Spain                      Pta    80,000,000    Bonos del Estado (Spanish
                                                Government Bonds), 7.90% due
                                                2/28/2002                                   648,305          565,768    0.9
Sweden                                          Government of Sweden:
                           Skr     2,000,000      10.25% due 5/05/2000                      336,811          282,461    0.5
                                   3,400,000      8% due 8/15/2007                          533,736          477,592    0.8
                                                                                        -----------      -----------  ------
                                                                                            870,547          760,053    1.3

United Kingdom             Pound     750,000    UK Treasury Gilt, 7.25% due
                           Sterling             12/07/2007                                1,241,406        1,252,399    2.1

                                                Total Investments in Foreign
                                                Government Obligations                    6,351,295        5,956,657    9.8

                                                   US Government Obligations

United States                                   US Treasury Notes and Bonds:
                           US$       500,000       5% due 1/31/1998                         495,586          498,515    0.8
                                   1,600,000       6% due 8/15/1999                       1,604,375        1,608,000    2.6
                                     800,000       6.50% due 5/31/2002                      805,375          819,496    1.4
                                     725,000       6.25% due 2/15/2007                      730,777          735,991    1.2
                                     635,000       6.625% due 5/15/2007                     642,934          663,575    1.1
                                   1,925,000       6.625% due 2/15/2027                   1,860,012        2,009,816    3.3

                                                Total Investments in US Government
                                                Obligations                               6,139,059        6,335,393   10.4

                                                Total Investments in Foreign & US
                                                Government Obligations                   12,490,354       12,292,050   20.2

                                      Shares
             Industries                Held                US Stocks

United       Aerospace & Defense       4,100    AlliedSignal, Inc.                          302,342          378,225    0.6
States                                 5,000    GenCorp, Inc.                               145,845          145,625    0.3
                                       3,000    United Technologies Corporation             126,671          253,688    0.4
                                                                                        -----------      -----------  ------
                                                                                            574,858          777,538    1.3

             Airlines                  6,000  ++US Airways Group Inc.                       220,454          229,875    0.4

             Appliances                7,600    Sunbeam Corp., Inc.                         290,054          297,350    0.5

             Auto--Related             4,600    Hertz Corporation (Class A)                 141,401          159,850    0.3

             Banking                   6,762    Banc One Corp.                              298,826          379,517    0.6
                                       7,800    The Bank of New York Company, Inc.          210,424          378,788    0.6
                                       4,900    BankAmerica Corp.                           262,022          369,950    0.6
                                                                                        -----------      -----------  ------
                                                                                            771,272        1,128,255    1.8

             Broadcasting/Cable        7,100  ++Tele-Communications, Inc. (Class A)         102,747          121,144    0.2

             Chemicals                 4,000    du Pont (E.I.) de Nemours & Company         221,876          267,750    0.4

             Communication             8,500  ++WorldCom, Inc.                              219,474          296,969    0.5
             Equipment

             Computer Sales            1,100    International Business Machines
                                                Corp.                                        64,579          116,325    0.2

             Computer Software         6,300  ++BMC Software, Inc.                          257,436          378,788    0.6
                                         700  ++Microsoft Corporation                        74,970           98,919    0.2
                                       3,675  ++Oracle Corp.                                126,046          199,598    0.3
                                                                                        -----------      -----------  ------
                                                                                            458,452          677,305    1.1

             Computers                 6,375  ++COMPAQ Computer Corp.                       189,367          364,172    0.6
                                       5,400  ++Quantum Corporation                         153,565          156,938    0.3
                                                                                        -----------      -----------  ------
                                                                                            342,932          521,110    0.9

             Containers                9,200  ++Owens-Illinois, Inc.                        273,289          317,400    0.5

             Electronics               4,200    Intel Corporation                           293,664          385,350    0.6

             Energy                   14,300    Edison International, Inc.                  282,926          361,075    0.6

             Financial Services        4,850    American Express Company                    243,176          406,188    0.6
                                       4,000    First Data Corp.                            149,574          174,500    0.3
                                       6,900    MGIC Investment Corporation                 270,302          362,681    0.6
                                                                                        -----------      -----------  ------
                                                                                            663,052          943,369    1.5

             Hardware Products         4,500    Black & Decker Corp.                        154,250          189,563    0.3

             Health Care              11,200  ++HEALTHSOUTH Corporation                     304,565          296,800    0.5

             Health Care Cost          4,800  ++Oxford Health Plans, Inc.                   304,333          403,800    0.7
             Containment

             Hospitals                 7,100  ++Tenet Healthcare Corp.                      190,669          212,556    0.4

             Information Processing    5,400    Computer Associates International,
                                                Inc.                                        229,230          367,538    0.6

             Insurance                 2,550    Aetna Inc.                                  210,659          290,541    0.5
                                       4,600    Allstate Corp.                              215,810          363,400    0.6
                                       2,025    Hartford Life, Inc. (Class A)                67,002           83,278    0.1
                                       1,800    Nationwide Financial Services,
                                                Inc. (Class A)                               42,897           54,450    0.1
                                       5,100    Travelers Group Inc.                        268,916          366,881    0.6
                                       2,200    Travelers Property Casualty Corp.
                                                (Class A)                                    88,807           94,600    0.2
                                       7,400    UNUM Corporation                            248,319          329,300    0.5
                                                                                        -----------      -----------  ------
                                                                                          1,142,410        1,582,450    2.6


SCHEDULE OF INVESTMENTS (continued)                                                                        (in US dollars)
             Global Opportunity Portfolio (continued)

                                      Shares                                                                Value   Percent of
COUNTRY      Industries                Held                US Stocks                        Cost          (Note 1a) Net Assets
United       Leisure & Tourism         8,700    Brunswick Corporation                   $   217,289      $   280,575    0.5%
States                                 8,000    Carnival Corporation (Class A)              231,110          337,000    0.5
(concluded)                                                                             -----------      -----------  ------
                                                                                            448,399          617,575    1.0

             Machinery                 5,100  ++American Standard Companies, Inc.           185,809          253,406    0.4
                                       5,800    Ingersoll-Rand Company                      271,072          394,763    0.7
                                                                                        -----------      -----------  ------
                                                                                            456,881          648,169    1.1

             Medical Services            700  ++Horizon/CMS Healthcare Corporation           15,103           14,963    0.0

             Medical Supplies          2,800    DENTSPLY International Inc.                 141,544          151,550    0.3

             Natural Gas               5,100    El Paso Natural Gas Co.                     260,662          294,844    0.5
                                       5,100    Enron Corp.                                 194,067          193,481    0.3
                                                                                        -----------      -----------  ------
                                                                                            454,729          488,325    0.8

             Oil & Gas Producers       4,200  ++Smith International, Inc.                   202,498          301,088    0.5

             Oil Service               7,800    Dresser Industries, Inc.                    179,893          325,650    0.5
                                       2,000    Schlumberger Ltd.                            73,712          152,750    0.3
                                                                                        -----------      -----------  ------
                                                                                            253,605          478,400    0.8

             Paper                     4,700    Kimberly-Clark Corp.                        180,580          238,231    0.4

             Petroleum                 1,700    Pennzoil Company                             68,080          132,813    0.2
                                       4,900    Unocal Corp.                                166,650          196,000    0.3
                                                                                        -----------      -----------  ------
                                                                                            234,730          328,813    0.5

             Pharmaceuticals           4,700    American Home Products Corporation          285,436          387,456    0.6
                                       2,900    Merck & Co., Inc.                           176,711          301,419    0.5
                                                                                        -----------      -----------  ------
                                                                                            462,147          688,875    1.1

             Railroads                 2,700    Burlington Northern Santa Fe Corp.          231,374          260,719    0.4

             Real Estate               5,500    Prentiss Properties Trust                   114,074          143,000    0.2
             Investment Trusts         4,600    Starwood Lodging Trust                      205,717          214,475    0.4
                                                                                        -----------      -----------  ------
                                                                                            319,791          357,475    0.6

             Retail                    1,400  ++Safeway, Inc.                                74,104           75,075    0.1

             Retail--Drug Stores       6,555    Rite Aid Corporation                        227,722          340,450    0.6

             Retail Trade              4,700    Sears, Roebuck & Co.                        214,793          297,569    0.5

             Telecommunications        4,900  ++AirTouch Communications, Inc.               138,867          161,394    0.3
                                       1,853    TCI Pacific Communications
                                                (Convertible Preferred)                     176,274          205,683    0.3
                                                                                        -----------      -----------  ------
                                                                                            315,141          367,077    0.6

             Tobacco                   4,000    Philip Morris Companies, Inc.               147,842          180,500    0.3

                                                Total Investments in US Stocks           11,627,470       15,488,226   25.5


                                                           Foreign Stocks

Argentina    Petroleum                19,300    Yacimientos Petroliferos Fiscales
                                                S.A. (ADR)*                                 424,738          624,837    1.0

                                                Total Stocks in Argentina                   424,738          624,837    1.0

Australia    Diversified              45,000    Broken Hill Proprietary Co., Ltd.           596,100          611,086    1.0
             Resources Company

                                                Total Stocks in Australia                   596,100          611,086    1.0

Brazil       Banking                   8,100  ++Uniao de Bancos Brasileiros S.A.
                                                (Unibanco) (GDR)**                          273,418          326,025    0.5

             Beverages               768,000    Companhia Cervejaria Brahma S.A. PN
                                                (Preferred)                                 443,021          581,542    1.0

             Telecommunications        4,400    Telecomunicacoes Brasileiras S.A.--
                                                Telebras PN (ADR)*                          232,442          652,850    1.1

                                                Total Stocks in Brazil                      948,881        1,560,417    2.6

Canada       Automotive Parts         10,100    Magna International, Inc. (Class A)         478,119          674,175    1.1

             Conglomerates            21,800    Canadian Pacific, Ltd.                      409,020          658,087    1.1

             Entertainment            13,200  ++Imax Corp.                                  210,684          356,400    0.6

             Fertilizers               6,700    Potash Corp. of Saskatchewan, Inc.          462,562          509,200    0.8

                                                Total Stocks in Canada                    1,560,385        2,197,862    3.6

Finland      Holding Company          17,000  ++Amer Group Ltd.                             306,406          310,718    0.5

             Paper & Forest           24,000    UPM-Kymmene Corp.                           500,294          582,541    1.0
             Products

             Pharmaceuticals           8,000    Orion-yhtyma OY (Class B)                   310,927          292,440    0.5

             Transportation           10,800    Finnlines OY                                211,570          332,614    0.5

                                                Total Stocks in Finland                   1,329,197        1,518,313    2.5

France       Insurance                13,200    Scor S.A.                                   512,003          577,695    0.9

             Semiconductor             7,500  ++SGS-Thomson Microelectronics N.V.
             Capital Equipment                  (NY Registered)                             274,852          685,312    1.1

             Steel                    32,400    Usinor-Sacilor S.A.                         510,124          646,200    1.1

                                                Total Stocks in France                    1,296,979        1,909,207    3.1

Germany      Chemicals                   600    Henkel KGaA                                  26,670           30,426    0.1
                                       5,400    Henkel KGaA (Preferred)                     229,478          301,487    0.5
                                                                                        -----------      -----------  ------
                                                                                            256,148          331,913    0.6

             Electronics               9,950    Siemens AG                                  504,790          694,262    1.1

             Machinery &               1,350    Mannesmann AG                               467,510          631,284    1.0
             Equipment

                                                Total Stocks in Germany                   1,228,448        1,657,459    2.7

Hong Kong    Banking                  20,000    HSBC Holdings PLC                           312,430          697,494    1.2

                                                Total Stocks in Hong Kong                   312,430          697,494    1.2

Indonesia    Telecommunications       20,200    P.T. Indonesian Satellite Corp.
                                                (ADR)*                                      631,726          628,725    1.0

                                                Total Stocks in Indonesia                   631,726          628,725    1.0


SCHEDULE OF INVESTMENTS (continued)                                                                          (in US dollars)
             Global Opportunity Portfolio (continued)

                                      Shares                                                                Value   Percent of
COUNTRY      Industries                Held                Foreign Stocks                        Cost     (Note 1a) Net Assets
Italy        Apparel                   9,300    Gucci Group N.V. (NY Registered)        $   667,262      $   587,063    1.0%

             Machinery                71,000    Danieli & Co.                               266,366          258,758    0.4

             Publishing               47,000    Mondadori (Arnoldo) Editore S.p.A.          372,369          288,020    0.5

                                                Total Stocks in Italy                     1,305,997        1,133,841    1.9

Japan        Building &               54,000    Maeda Corp.                                 438,663          270,228    0.4
             Construction             40,000    Okumura Corp.                               367,731          223,460    0.4
                                                                                        -----------      -----------  ------
                                                                                            806,394          493,688    0.8

             Building Products        25,000    Matsushita Electric Works, Ltd.             284,565          314,346    0.5

             Capital Goods            79,000    Mitsubishi Heavy Industries, Ltd.           581,237          556,667    0.9

             Consumer--Electronics     7,000    Rohm Company Ltd.                           404,881          915,612    1.5

             Consumer--                8,000    Amway Japan Ltd.                            307,130          243,713    0.4
             Miscellaneous

             Electrical Equipment     84,000    Mitsubishi Electric Corp.                   557,561          460,759    0.8
                                       7,000    Sony Corporation                            512,739          697,046    1.1
                                                                                        -----------      -----------  ------
                                                                                          1,070,300        1,157,805    1.9

             Electronics              22,000    Canon Inc.                                  412,502          701,772    1.2
                                      29,000    Matsushita Electric Industrial
                                                Co., Ltd.                                   463,584          604,473    1.0
                                                                                        -----------      -----------  ------
                                                                                            876,086        1,306,245    2.2

             Insurance                50,000    Tokio Marine & Fire Insurance
                                                Co., Ltd.                                   537,609          637,131    1.1

             Retail                    5,000    Autobacs Seven Co., Ltd.                    328,783          372,996    0.6

             Textiles                 85,000    Toray Industries Inc.                       520,808          558,059    0.9

             Tires & Rubber           25,000    Bridgestone Corp.                           445,755          599,156    1.0

             Warehouse & Storage      55,000    Mitsui-Soko Co., Ltd.                       396,640          325,359    0.5

                                                Total Stocks in Japan                     6,560,188        7,480,777   12.3

Mexico       Beverages                20,100    Panamerican Beverages, Inc.
                                                (Class A)                                   449,467          673,350    1.1

             Conglomerates            42,800    Grupo Carso, S.A. de C.V. (ADR)*            555,727          679,450    1.1

             Utilities--              12,400    Telefonos de Mexico, S.A. de C.V.
             Communications                     (Telmex) (ADR)*                             478,040          688,200    1.2

                                                Total Stocks in Mexico                    1,483,234        2,041,000    3.4

Netherlands  Banking                  31,600    ABN AMRO Holding N.V.                       466,422          744,447    1.2

                                                Total Stocks in the Netherlands             466,422          744,447    1.2

Norway       Transportation           57,089    Color Line ASA                              230,614          252,586    0.4
             Services

                                                Total Stocks in Norway                      230,614          252,586    0.4

Philippines  Beverages               183,700    San Miguel Corp. (Class B)                  554,679          400,453    0.7

                                                Total Stocks in the Philippines             554,679          400,453    0.7

South        Diversified              43,000    Sasol Limited                               505,901          515,459    0.9
Africa
             Insurance                17,400    De Beers Consolidated Mines Ltd.
                                                (ADR)*                                      600,181          624,225    1.0

                                                Total Stocks in South Africa              1,106,082        1,139,684    1.9

South        Engineering &             4,900  ++Hyundai Engineering & Construction
Korea        Construction                       Co., Ltd. (GDR)**++++                        62,897           18,987    0.0
                                          74  ++Hyundai Engineering & Construction
                                                Co., Ltd. (New) (GDR)**++++                     950              287    0.0

                                                Total Stocks in South Korea                  63,847           19,274    0.0

Spain        Petroleum                13,500    Repsol S.A. (ADR)*                          484,459          543,375    0.9

                                                Total Stocks in Spain                       484,459          543,375    0.9

Sweden       Banking                  16,200    Sparbanken Sverige AB (Class A)             207,538          357,070    0.6

             Chemicals                17,000    Perstorp AB (Class B)                       318,484          290,368    0.5

             Investment               22,000    Bure Investment AB                          207,219          256,961    0.4
             Management

             Real Estate              12,200  ++Castellum AB                                 81,843          101,893    0.2

                                                Total Stocks in Sweden                      815,084        1,006,292    1.7

Switzerland  Electrical                  435    ABB AG                                      466,462          619,083    1.0
             Equipment

             Pharmaceuticals           8,000    Novartis AG (ADR)*                          406,854          642,000    1.1
                                          60    Roche Holding AG                            502,766          581,126    0.9
                                                                                        -----------      -----------  ------
                                                                                            909,620        1,223,126    2.0

                                                Total Stocks in Switzerland               1,376,082        1,842,209    3.0

United       Automobile Parts         85,300    LucasVarity PLC                             293,415          262,355    0.4
Kingdom

             Beverages                61,300    Grand Metropolitan PLC                      442,059          600,216    1.0

             Chemicals                12,600    Imperial Chemical Industries PLC            154,919          206,468    0.4
                                       7,500    Imperial Chemical Industries PLC
                                                (ADR)*                                      389,042          505,312    0.8
                                                                                        -----------      -----------  ------
                                                                                            543,961          711,780    1.2

             Metals & Mining          34,000    Rio Tinto PLC                               511,297          552,346    0.9

             Retail                   47,000    Boots Company PLC                           468,725          594,375    1.0

             Telecommunications      114,000    Vodafone Group PLC                          417,309          574,432    0.9

                                                Total Stocks in the United Kingdom        2,676,766        3,295,504    5.4

                                                Total Investments in Foreign
                                                Stocks                                   25,452,338       31,304,842   51.5

                                                Total Investments in US & Foreign
                                                Stocks                                   37,079,808       46,793,068   77.0


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in US dollars)
             Global Opportunity Portfolio (concluded)

SHORT-TERM                            Face                                                                  Value   Percent of
SECURITIES                           Amount                Issue                            Cost          (Note 1a) Net Assets
             Commercial         US$  364,000    General Motors Acceptance Corp.,
             Paper***                           5.81% due 8/01/1997                     $   364,000      $   364,000    0.6%

                                                Total Investments in Short-Term
                                                Securities                                  364,000          364,000    0.6

             Total Investments                                                          $49,934,162       59,449,118   97.8
                                                                                        ===========
             Unrealized Appreciation on Forward Foreign Exchange Contracts++++++                             790,550    1.3

             Other Assets Less Liabilities                                                                   535,873    0.9
                                                                                                         -----------  ------
             Net Assets                                                                                  $60,775,541  100.0%
                                                                                                         ===========  ======

            *American Depositary Receipts (ADR).
           **Global Depositary Receipts (GDR).
          ***Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Portfolio.
           ++Non-income producing security.
         ++++The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. ++++++Forward foreign exchange contracts sold as of July 31, 1997 were as follows:

                                                            Unrealized
                                                           Appreciation
             Foreign                    Expiration        (Depreciation)
             Currency Sold                 Date             (Note 1b)

             A$         700,000        August 1997           $(5,824)
             Chf      2,650,000        August 1997             28,540
             Dkr      5,440,000        August 1997              3,172
             DM       5,825,000        August 1997            170,813
             Fim      6,900,000        August 1997             43,657
             Frf      9,475,000        August 1997             83,303
             Lit  3,225,000,000        August 1997              3,871
             Pta    170,000,000        August 1997             54,881
             Skr     14,200,000        August 1997              9,235
             YEN    800,000,000        August 1997            398,902

             Total Unrealized Appreciation on Forward
             Foreign Exchange Contracts Sold--Net
             (US$ Commitment--$21,254,001)                   $790,550
                                                             ========

             See Notes to Financial Statements.


SCHEDULE OF INVESTMENTS                                                                                      (in US dollars)
             Growth Opportunity Portfolio

                                   Shares                                                                  Value    Percent of
             Industries             Held                   Common Stocks                   Cost          (Note 1a)  Net Assets
             Advertising            5,100       Interpublic Group of Companies,
                                                Inc.                                    $   153,631      $   228,225    0.8%

             Banking &              8,000       Banc One Corp.                              372,883          449,000    1.5
             Financial             11,000       BankAmerica Corp.                           794,686          830,500    2.9
                                    2,000       Citicorp                                    230,288          271,500    0.9
                                    4,000       State Street Corp.                          137,605          224,250    0.8
                                                                                        -----------      -----------  ------
                                                                                          1,535,462        1,775,250    6.1

             Beverages             13,000       The Coca-Cola Company                       666,199          900,250    3.1

             Communications        14,000     ++Cisco Systems, Inc.                         803,528        1,112,125    3.8
             Equipment             14,000     ++FORE Systems, Inc.                          348,363          226,625    0.8
                                   12,000       Lucent Technologies, Inc.                   645,283        1,019,250    3.5
                                   10,000     ++Newbridge Networks Corp.                    376,652          521,250    1.8
                                    8,000       Northern Telecom Ltd.                       619,208          836,500    2.9
                                   10,000       Telefonaktiebolaget LM Ericsson
                                                (ADR)*                                      385,085          452,500    1.6
                                                                                        -----------      -----------  ------
                                                                                          3,178,119        4,168,250   14.4

             Computers             26,250     ++COMPAQ Computer Corp.                       910,606        1,499,531    5.2
                                    3,000       Hewlett-Packard Co.                         153,435          210,188    0.7
                                                                                        -----------      -----------  ------
                                                                                          1,064,041        1,709,719    5.9

             Cosmetics             10,000       Gillette Company (The)                      694,860          990,000    3.4
                                    1,500       International Flavors &
                                                Fragrances Inc.                              66,304           79,594    0.3
                                                                                        -----------      -----------  ------
                                                                                            761,164        1,069,594    3.7

             Electrical             2,000       Emerson Electric Company                    108,040          118,000    0.4
             Equipment             12,000       General Electric Co.                        549,468          842,250    2.9
                                    2,000       Honeywell, Inc.                             144,477          149,375    0.5
                                                                                        -----------      -----------  ------
                                                                                            801,985        1,109,625    3.8

             Electronics           10,000       Intel Corp.                                 689,203          917,500    3.2

             Energy                 8,800       El Paso Natural Gas Co.                     426,756          508,750    1.8
                                   11,000       Enron Corp.                                 464,926          417,313    1.4
                                                                                        -----------      -----------  ------
                                                                                            891,682          926,063    3.2

             Entertainment          6,400     ++Viacom, Inc. (Class A)                      241,568          195,600    0.7
                                    3,000       Walt Disney Co.                             207,887          242,438    0.8
                                                                                        -----------      -----------  ------
                                                                                            449,455          438,038    1.5

             Financial Services     4,000       American Express Company                    308,861          335,000    1.2
                                   12,000       Federal National Mortgage
                                                Association                                 512,733          567,750    2.0
                                    7,000       The Travelers Group, Inc.                   320,104          503,563    1.7
                                                                                        -----------      -----------  ------
                                                                                          1,141,698        1,406,313    4.9

             Food                   1,500       ConAgra, Inc.                                70,590          105,469    0.4
                                    2,000       Wrigley (Wm.) Jr. Co.                       128,603          153,875    0.5
                                                                                        -----------      -----------  ------
                                                                                            199,193          259,344    0.9


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in US dollars)
             Growth Opportunity Portfolio (concluded)

                                   Shares                                                                  Value    Percent of
             Industries             Held                   Common Stocks                   Cost          (Note 1a)  Net Assets
             Food Merchandising     4,000       Albertsons, Inc.                        $   159,212      $   148,250    0.5%
                                    8,000     ++Meyer (Fred), Inc.                          326,607          458,500    1.6
                                                                                        -----------      -----------  ------
                                                                                            485,819          606,750    2.1

             Hotels                 1,000       Marriott International, Inc.                 46,921           68,750    0.2

             Household Products     1,000       Colgate-Palmolive Co.                        37,260           75,750    0.2
                                    1,500       Kimberly-Clark Corp.                         56,995           76,031    0.3
                                    4,000       Procter & Gamble Company                    460,197          608,500    2.1
                                                                                        -----------      -----------  ------
                                                                                            554,452          760,281    2.6

             Information            8,000       First Data Corp.                            300,549          349,000    1.2
             Processing

             Insurance              1,000       Aetna Inc.                                   82,249          113,938    0.4
                                    2,250       American International Group,
                                                Inc.                                        160,349          239,625    0.8
                                                                                        -----------      -----------  ------
                                                                                            242,598          353,563    1.2

             Leisure                8,500       Polygram N.V. (NY Registered
                                                Shares)                                     446,700          453,156    1.6

             Medical Technology     8,000     ++Boston Scientific Corp.                     453,955          574,000    2.0
                                    8,000       Johnson & Johnson                           415,736          498,500    1.7
                                                                                        -----------      -----------  ------
                                                                                            869,691        1,072,500    3.7

             Oil Services          12,000       Baker Hughes, Inc.                          454,108          528,750    1.8
                                    5,200       Diamond Offshore Drilling, Inc.             366,689          484,900    1.7
                                   12,000       Schlumberger, Ltd.                          651,711          916,500    3.2
                                                                                        -----------      -----------  ------
                                                                                          1,472,508        1,930,150    6.7

             Pharmaceuticals       11,000     ++Amgen, Inc.                                 669,875          646,250    2.2
                                    7,500       Bristol-Myers Squibb Co.                    468,408          588,281    2.0
                                    4,000       Merck & Co., Inc.                           316,381          415,750    1.5
                                    5,500       Pfizer, Inc.                                260,241          327,937    1.1
                                                                                        -----------      -----------  ------
                                                                                          1,714,905        1,978,218    6.8

             Photography            1,200       Eastman Kodak Co.                            89,634           80,400    0.3

             Pollution Control        500       Waste Management, Inc.                       14,160           16,000    0.0

             Restaurants            3,000       McDonald's Corp.                            142,703          161,250    0.6

             Retail--Specialty        750     ++Staples, Inc.                                13,000           18,844    0.1

             Retail Stores          7,000       CVS Corporation                             379,825          398,125    1.4
                                   23,000       Wal-Mart Stores, Inc.                       774,064          863,937    3.0
                                    7,000       Walgreen Co.                                315,619          395,500    1.3
                                                                                        -----------      -----------  ------
                                                                                          1,469,508        1,657,562    5.7

             Software--Computer     8,000     ++Baan Company, N.V.                          406,437          551,000    1.9
                                    7,000     ++Microsoft Corp.                             569,538          989,187    3.4
                                    6,000     ++Oracle Corp.                                262,159          325,875    1.1
                                    8,000       SAP AG (Systeme, Anwendungen,
                                                Produkte in der Datenverarbeitung)
                                                (ADR)*                                      454,125          653,000    2.3
                                                                                        -----------      -----------  ------
                                                                                          1,692,259        2,519,062    8.7

             Toys                   7,000       Hasbro, Inc.                                161,420          214,812    0.7

             Travel & Lodging       1,000       Carnival Corporation (Class A)               26,786           42,125    0.2

                                                Total Investments in Common
                                                Stocks                                   21,275,445       27,190,594   93.9

                                  Face
                                 Amount             Short-Term Securities

             US Government    $ 2,305,000       Federal Home Loan Mortgage Corp.,
             Agency                             5.75% due 8/01/1997                       2,305,000        2,305,000    7.9
             Obligations**

                                                Total Investments in Short-Term
                                                Securities                                2,305,000        2,305,000    7.9

             Total Investments                                                          $23,580,445       29,495,594  101.8
                                                                                        ===========
             Liabilities in Excess of Other Assets                                                          (528,870)  (1.8)
                                                                                                         -----------  ------
             Net Assets                                                                                  $28,966,724  100.0%
                                                                                                         ===========  ======

            *American Depositary Receipts (ADR).
           **Certain US Government Agency Obligations are traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.
           ++Non-income producing security.

             See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS                                                                                      (in US dollars)
                       Quality Bond Portfolio

                       S&P     Moody's  Face                                                                         Value
INDUSTRIES             Ratings Ratings Amount                   Bonds & Notes                             Cost     (Note 1a)
Asset-Backed           AAA     Aaa   $150,000   Arcadia Automobile Receivables Trust, 6.10% due
Securities--1.5%                                6/15/2000 (b)                                         $  149,971  $  150,604

Banking--14.3%         AA-     Aa3    150,000   Banc One, Milwaukee, N.A., 6.625% due 4/15/2003          156,155     151,778
                       A       A2     250,000   Bank of New York Company Inc. (The), 7.875% due
                                                11/15/2002                                               276,675     266,778
                       A+      A1     250,000   BankAmerica Corp., 6.65% due 5/01/2001                   249,863     253,510
                       A       A2     253,000   First Chicago Corp., 9% due 6/15/1999                    268,428     265,895
                       AA-     Aa3    250,000   Norwest Corporation, 6.75% due 5/12/2000                 249,628     254,160
                       A-      A2     200,000   Wells Fargo & Company, 8.375% due 5/15/2002              213,120     215,804
                                                                                                      ----------  ----------
                                                                                                       1,413,869   1,407,925


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in US dollars)
                       Quality Bond Portfolio (concluded)

                         S&P   Moody's  Face                                                                         Value
INDUSTRIES             Ratings Ratings Amount                   Bonds & Notes                             Cost     (Note 1a)
Financial              A       A2    $200,000   Bear Stearns Co., 6.75% due 8/15/2000                 $  198,730  $  202,770
Services--14.2%        A       A2     200,000   Beneficial Corporation, 7.75% due 11/08/2002             209,676     212,040
                       AA      Aa2    200,000   MBIA, Inc., 7.15% due 7/15/2027                          199,510     205,384
                       A+      A1     300,000   Morgan Stanley Group, Inc., 6.875% due 3/01/2007         298,923     304,857
                       A       A2     150,000   Smith Barney Holdings, Inc., 7.375% due 5/15/2007        149,866     156,473
                       A+      aa3    100,000   Travelers Capital II, 7.75% due 12/01/2036               100,170     101,439
                       A+      A1     200,000   The Travelers Group, Inc., 7.875% due 5/15/2025          205,616     219,040
                                                                                                      ----------  ----------
                                                                                                       1,362,491   1,402,003

Financial Services--   A+      A1     200,000   American General Finance Corp., 7.70% due
Consumer--6.4%                                  11/15/1997                                               203,396     200,882
                       AA-     Aa3    200,000   Associates Corp. of North America, 5.25% due
                                                9/01/1998                                                193,918     198,584
                       A       aa3    150,000   CIT Capital Trust I, 7.70% due 2/15/2027                 149,316     154,813
                       A+      Aa3     75,000   CIT Group Holdings, Inc., 7% due 9/30/1997                75,607      75,037
                                                                                                      ----------  ----------
                                                                                                         622,237     629,316

Industrial--           A+      A1     100,000   Anheuser-Busch Co., Inc., 8.75% due 12/01/1999           107,905     105,724
Consumer Goods--       A+      A1     100,000   Bass America, Inc., 8.125% due 3/31/2002                 105,928     107,363
6.3%                   A-      A3      90,000   IBP, Inc., 6.125% due 2/01/2006                           82,690      87,182
                       A-      A2     100,000   Sears, Roebuck & Co., 9.25% due 4/15/1998                106,444     102,284
                       AA      Aa2    200,000   Wal-Mart Stores, Inc., 8.50% due 9/15/2024               207,350     222,696
                                                                                                      ----------  ----------
                                                                                                         610,317     625,249

Industrial--           AA      Aa2    175,000   BP America Inc., 9.375% due 11/01/2000                   200,263     191,711
Energy--2.0%

Industrial--           A       A2     150,000   Carnival Cruise Lines, Inc., 7.70% due 7/15/2004         156,745     159,679
Other--10.6%           A+      A1     200,000   Ford Motor Credit Company, 7% due 9/25/2001              199,204     205,338
                       A-      A3     100,000   General Motors Acceptance Corp., 8.50% due
                                                1/01/2003                                                108,510     109,503
                       BBB+    A3     250,000   Lockheed Martin Corp., 6.55% due 5/15/1999               249,880     252,110
                       AA+     A2     100,000   McDonnell Douglas Corp., 9.25% due 4/01/2002             111,097     111,851
                       BBB     Baa3   200,000   Seagate Technology, 7.125% due 3/01/2004                 199,650     205,006
                                                                                                      ----------  ----------
                                                                                                       1,025,086   1,043,487

Industrial--           A       A2     240,631   Disney Enterprises Inc., 6.85% due 1/10/2007
Services--3.6%                                  (a)(b)                                                   240,468     244,144
                       BBB-    Baa3   100,000   Time Warner Entertainment, 8.375% due 3/15/2023          107,029     109,634
                                                                                                      ----------  ----------
                                                                                                         347,497     353,778

Supranational--        AAA     Aaa    200,000   Asian Development Bank, 6.125% due 3/09/2004             198,300     200,542
2.0%

US Government                                   US Treasury Notes:
Obligations--13.2%     AAA     Aaa    150,000     7.125% due 10/15/1998                                  158,086     152,601
                       AAA     Aaa    200,000     6.375% due 5/15/1999                                   200,469     202,188
                       AAA     Aaa    200,000     7.50% due 11/15/2001                                   210,406     212,094
                       AAA     Aaa    200,000     5.875% due 2/15/2004                                   194,031     199,188
                       AAA     Aaa    300,000     7.25% due 8/15/2004                                    321,937     321,561
                       AAA     Aaa    211,000     6.50% due 5/15/2005                                    210,267     217,265
                                                                                                      ----------  ----------
                                                                                                       1,295,196   1,304,897

Utilities--            A+      A2     300,000   Alltel Corp., 6.75% due 9/15/2005                        295,380     304,590
Communications--
3.1%

Utilities--            A+      Aa3    200,000   Duke Power Co., 8% due 11/01/1999                        208,016     208,114
Electric--8.3%         AA-     Aa3    250,000   Northern States Power Company, 7.125% due
                                                7/01/2025                                                254,800     258,955
                       A-      A3     180,000   Public Service Electric & Gas Co., 7.125% due
                                                11/01/1997                                               181,514     180,481
                       A       A2     150,000   Virginia Electric & Power Co., 8.625% due
                                                10/01/2024                                               166,200     166,551
                                                                                                      ----------  ----------
                                                                                                         810,530     814,101

Yankees                BBB+    Baa3   200,000   Fairfax Financial Holdings, Ltd., 7.75% due
Corporate--4.7%                                 7/15/2037 (a)                                            199,002     204,720
                       A+      A3     250,000   Mass Transit Railway Corp., 7.25% due 10/01/2005         260,325     259,250
                                                                                                      ----------  ----------
                                                                                                         459,327     463,970

Yankees                A+      A2     150,000   Province of Quebec, 7.125% due 2/09/2024                 150,195     150,352
Sovereign--1.5%

                                                Total Investments in Bonds & Notes--91.7%              8,940,659   9,042,525

SHORT-TERM
SECURITIES                                                           Issue

US Government                         550,000   Federal Home Loan Mortgage Corp., 5.75% due
Agency                                          8/01/1997                                                550,000     550,000
Obligations**--5.6%

                                                Total Investments in Short-Term Securities--5.6%         550,000     550,000

                       Total Investments--97.3%                                                       $9,490,659   9,592,525
                                                                                                      ==========
                       Other Assets Less Liabilities--2.7%                                                           270,336
                                                                                                                  ----------
                       Net Assets--100.0%                                                                         $9,862,861
                                                                                                                  ==========

                      *Not Rated.
                     **Certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Portfolio.
                    (a)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
                    (b)Subject to principal paydowns.

                        See Notes to Financial Statements.


SCHEDULE OF INVESTMENTS                                                                                      (in US dollars)
                       US Government Securities Portfolio

                                                                       Face     Interest        Maturity             Value
                       Issue                                          Amount      Rate           Date(s)           (Note 1a)
US Government          Federal Home Loan Mortgage Corporation     $  1,152,884    11.50 %       6/01/2019        $ 1,299,577
Agency Mortgage-       Federal Home Loan Mortgage Corporation--
Backed Obligations*    Gold Program                                    696,501     6.00         6/01/2004            687,571
--72.8%                Federal Home Loan Mortgage Corporation--
                       Gold Program                                  2,725,265     6.50      5/01/11-5/01/12       2,716,111
                       Government National Mortgage Association        496,968     6.50         2/15/2026            487,804
                       Government National Mortgage Association      1,000,000     7.00          7/15/27           1,001,560
                       Government National Mortgage Association      1,928,232     7.50   10/15/2025-12/15/2026    1,961,765

                       Total US Government Agency Mortgage-Backed Obligations (Cost--$8,020,493)                   8,154,388

US Government          US Treasury Notes                             1,900,000     5.875        11/15/2005         1,880,107
Obligations--23.9%     US Treasury STRIPS***                         1,000,000     6.35++        8/15/2001           791,630

                       Total US Government Obligations (Cost--$2,621,885)                                          2,671,737

SHORT-TERM
SECURITIES             Face Amount                             Issue

Repurchase             $1,187,000        Nikko Securities Company, purchased on 7/31/1997
                                         to yield 5.84% to 8/01/1997                                               1,187,000
Agreements**--10.6%

                       Total Investments in Short-Term Securities (Cost--$1,187,000)                               1,187,000

                       Total Investments (Cost--$11,829,378)--107.3%                                              12,013,125

                       Liabilities in Excess of Other Assets--(7.3%)                                                (814,472)
                                                                                                                 -----------
                       Net Assets--100.0%                                                                        $11,198,653
                                                                                                                 ===========

                      *Mortgage-Backed Obligations are subject to principal
                       paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
                     **Repurchase Agreements are fully collateralized by US
                       Government & Agency Obligations.
                    ***STRIPS--Separate Trading of Registered Interest and
                       Principal of Securities.
                     ++Represents the yield-to-maturity on this zero coupon
                       issue at the time of purchase by the Portfolio.

                       See Notes to Financial Statements.



EQUITY PORTFOLIO CHANGES


FUNDAMENTAL
VALUE PORTFOLIO

For the Quarter Ended July 31, 1997


 Additions

*Applied Magnetics Corp.
*Darden Restaurants, Inc.
 Digital Equipment Corp.
 Novell, Inc.
 Sun Company, Inc.
 TIG Holdings, Inc.
 Tenneco, Inc.


 Deletions

 3Com Corp.
 Apple Computer, Inc.
*Applied Magnetics Corp.
 Charming Shoppes, Inc.
 Computervision Corp.
*Darden Restaurants, Inc.
 Evans Withycombe Residential, Inc.
 Greater New York Savings Bank
 Integrated Device Technology, Inc.
 National Auto Credit, Inc.
 National Semiconductor Corp.
 Phelps Dodge Corp.
 Reebok International Ltd.
 Total Petroleum (North America) Ltd.
 Transitional Hospitals Corp.


GLOBAL
OPPORTUNITY
PORTFOLIO

For the Quarter Ended July 31, 1997


 Additions

 Amway Japan Ltd.
 Banc One Corp.
 Castellum AB
 DENTSPLY International Inc.
 GenCorp, Inc.
 Gucci Group N.V. (NY Registered)
 HEALTHSOUTH Corporation
 Hartford Life, Inc. (Class A)
 Horizon/CMS Healthcare Corporation
 Hyundai Engineering & Construction Co.,
  Ltd. (New) (GDR)
 LucasVarity PLC
 Matsushita Electric Works, Ltd.
 Orion-yhtyma OY (Class B)
 Owens-Illinois, Inc.
 Perstorp AB (Class B)
 Quantum Corporation
 Safeway, Inc.
 Sunbeam Corp., Inc.
 Travelers Property Casualty Corp.
  (Class A)
 US Airways Group Inc.
 Uniao de Bancos Brasileiros S.A.
  (Unibanco)(GDR)


 Deletions

 Abbott Laboratories
 British Steel PLC
 Cabletron Systems, Inc.
 Chase Manhattan Corporation (The)
 Eisai Co., Ltd.
 First USA, Inc.
 Fisher Scientific International Inc.
 Health Management Associates, Inc.
  (Class A)
 Hong Kong Telecommunications Ltd. (ADR)
 IMC Global, Inc.
 McDonald's Corporation
 Rauma OY


GROWTH
OPPORTUNITY
PORTFOLIO

For the Quarter Ended July 31, 1997


 Additions

 American Express Company
 BankAmerica Corp.
 CVS Corporation
 Citicorp


 Deletions

 Wells Fargo & Co.

[FN]
*Added and deleted in the same quarter.



STATEMENTS OF ASSETS AND LIABILITIES
                                                    Fundamental     Global        Growth      Quality      US Government
                                                       Value      Opportunity   Opportunity     Bond         Securities
                    As of July 31, 1997              Portfolio     Portfolio     Portfolio    Portfolio       Portfolio
Assets:             Investments, at value*
                    (Note 1a)                       $70,510,302   $59,449,118   $29,495,594   $ 9,592,525    $12,013,125
                    Foreign cash (Note 1c)                   --        13,858            --            --             --
                    Cash                                  1,909           401           524           163             --
                    Unrealized appreciation on
                    forward foreign exchange
                    contracts (Note 1b)                      --       790,550            --            --             --
                    Receivables:
                      Interest                               --       312,385            --       168,290         83,162
                      Capital shares sold               119,102       181,766       122,963        62,045         41,198
                      Dividends                          65,045        86,624        18,306            --             --
                      Securities sold                        --       123,747            --            --             --
                      Investment adviser (Note 2)            --            --            --        53,611         42,097
                      Forward foreign exchange
                      contracts (Note 1b)--47,004            --            --            --
                      Principal paydowns                     --            --            --            --         26,518
                    Deferred organization expenses
                    (Note 1f)                            22,240        51,891        64,510        12,735         27,849
                    Prepaid registration fees and
                    other assets (Note 1f)               99,094        46,561        12,346        61,655         45,983
                                                    -----------   -----------   -----------   -----------    -----------
                    Total assets                     70,817,692    61,103,905    29,714,243     9,951,024     12,279,932
                                                    -----------   -----------   -----------   -----------    -----------

Liabilities:        Payables:
                      Securities purchased            1,472,885            --       616,373            --        997,132
                      Capital shares redeemed.           93,579        66,343        31,433         9,624          4,356
                      Distributor (Note 2)               53,491        47,671        22,474         4,891          4,388
                      Investment adviser (Note 2)        36,880        37,353        15,197            --             --
                      Dividends to shareholders
                      (Note 1g)                              --            --            --        23,375         23,845
                      Forward foreign exchange
                      contracts (Note 1b)                    --        26,281            --            --             --
                    Accrued expenses and other
                    liabilities                         161,768       150,716        62,042        50,273         51,558
                                                    -----------   -----------   -----------   -----------    -----------
                    Total liabilities                 1,818,603       328,364       747,519        88,163      1,081,279
                                                    -----------   -----------   -----------   -----------    -----------

Net Assets:         Net assets                      $68,999,089   $60,775,541   $28,966,724   $ 9,862,861    $11,198,653
                                                    ===========   ===========   ===========   ===========    ===========

Net Assets          Class A Common Stock, $0.10
Consist of:         par value++                     $     1,727   $     1,167   $       908   $    18,574    $    39,442
                    Class B Common Stock, $0.10
                    par value++++                       288,243       302,807       128,932        52,025         47,293
                    Class C Common Stock, $0.10
                    par value++++++                     131,452       114,434        61,323        22,878         18,158
                    Class D Common Stock, $0.10
                    par value++++++++                    31,476        23,351         9,023         5,219          3,001
                    Paid-in capital in excess
                    of par                           52,057,353    47,088,520    21,743,144     9,714,434     10,881,936
                    Undistributed (accumulated)
                    investment income (loss)--net      (663,466)      140,095      (319,658)           --             --
                    Undistributed (accumulated)
                    realized capital gains
                    (losses) on investments and
                    foreign currency transactions
                    --net (Note 5)                    7,807,796     2,815,137     1,427,903       (17,418)        25,076
                    Accumulated distributions in
                    excess of realized capital
                    gains on investments--net
                    (Note 1g)                                --            --            --       (34,717)            --
                    Unrealized appreciation on
                    investments and foreign
                    currency transactions--
                    net                               9,344,508    10,290,030     5,915,149       101,866        183,747
                                                    -----------   -----------   -----------   -----------    -----------
                    Net assets                      $68,999,089   $60,775,541   $28,966,724   $ 9,862,861    $11,198,653
                                                    ===========   ===========   ===========   ===========    ===========

Net Asset Value:    Class A:
                      Net assets                    $   267,817   $   162,424   $   133,339   $ 1,857,000    $ 4,094,080
                                                    ===========   ===========   ===========   ===========    ===========
                      Shares outstanding                 17,267        11,667         9,081       185,737        394,420
                                                    ===========   ===========   ===========   ===========    ===========
                      Net asset value and
                      redemption price per share    $     15.51   $     13.92   $     14.68   $     10.00    $     10.38
                                                    ===========   ===========   ===========   ===========    ===========
                    Class B:
                      Net assets                    $43,862,810   $41,650,182   $18,647,615   $ 5,198,515    $ 4,908,630
                                                    ===========   ===========   ===========   ===========    ===========
                      Shares outstanding              2,882,425     3,028,067     1,289,323       520,245        472,928
                                                    ===========   ===========   ===========   ===========    ===========
                      Net asset value and
                      redemption price per share    $     15.22   $     13.75   $     14.46   $      9.99     $    10.38
                                                    ===========   ===========   ===========   ===========    ===========
                    Class C:
                      Net assets                    $20,003,851   $15,719,027   $ 8,863,567   $ 2,285,833    $ 1,884,318
                                                    ===========   ===========   ===========   ===========    ===========
                      Shares outstanding.             1,314,525     1,144,337       613,226       228,776        181,584
                                                    ===========   ===========   ===========   ===========    ===========
                      Net asset value and
                      redemption price per share    $     15.22   $     13.74   $     14.45   $      9.99     $    10.38
                                                    ===========   ===========   ===========   ===========    ===========
                    Class D:
                      Net assets                    $ 4,864,611   $ 3,243,908   $ 1,322,203   $   521,513    $   311,625
                                                    ===========   ===========   ===========   ===========    ===========
                      Shares outstanding                314,764       233,514        90,225        52,191         30,010
                                                    ===========   ===========   ===========   ===========    ===========
                      Net asset value and
                      redemption price per share    $     15.45   $     13.89   $     14.65   $      9.99     $    10.38
                                                    ===========   ===========   ===========   ===========    ===========

                     *Identified cost               $61,165,794   $49,934,162   $23,580,445   $ 9,490,659    $11,829,378
                                                    ===========   ===========   ===========   ===========    ===========
                    ++Authorized shares--Class A      6,250,000     6,250,000     6,250,000     6,250,000     26,250,000
                                                    ===========   ===========   ===========   ===========    ===========
                  ++++Authorized shares--Class B     10,000,000    10,000,000     6,250,000     6,250,000     26,250,000
                                                    ===========   ===========   ===========   ===========    ===========
                ++++++Authorized shares--Class C      6,250,000     6,250,000     6,250,000     6,250,000      6,250,000
                                                    ===========   ===========   ===========   ===========    ===========
              ++++++++Authorized shares--Class D      6,250,000     6,250,000     6,250,000     6,250,000      6,250,000
                                                    ===========   ===========   ===========   ===========    ===========

                      See Notes to Financial Statements.


STATEMENTS OF OPERATIONS

                                                    Fundamental     Global        Growth      Quality      US Government
                    For the Six Months Ended           Value      Opportunity   Opportunity     Bond         Securities
                    July 31,1997                     Portfolio     Portfolio     Portfolio    Portfolio       Portfolio
Investment Income   Interest and discount earned*   $   270,721   $   378,211   $    51,028   $   321,712    $   364,381
(Notes 1d & 1e):    Dividends**                         346,884       508,077       100,932            --             --
                    Loaned securities                        --            --            --            46             --
                                                    -----------   -----------   -----------   -----------    -----------
                    Total income                        617,605       886,288       151,960       321,758        364,381
                                                    -----------   -----------   -----------   -----------    -----------

Expenses:           Investment advisory fees
                    (Note 2)                            192,248       188,217        67,588        23,110         27,404
                    Account maintenance and
                    distribution fees--Class B
                    (Note 2)                            188,565       172,848        66,794        17,876         16,916
                    Transfer agent fees--Class B
                    (Note 2)                            103,419        93,654        41,948        12,938          6,896
                    Account maintenance and
                    distribution fees--Class C
                    (Note 2)                             84,257        63,414        31,714         8,041          7,112
                    Registration fees (Note 1f)          37,845        34,211        27,597        43,066         32,987
                    Transfer agent fees--Class C
                    (Note 2)                             48,788        36,839        21,336         5,802          2,929
                    Printing and shareholder
                    reports                              43,356        40,382        14,493         8,543          7,614
                    Accounting services (Note 2)         42,367        35,211        15,399         7,176          7,464
                    Professional fees                    22,097        20,814         8,683         6,185          6,863
                    Custodian fees                       11,711        20,769         7,776         5,743          6,515
                    Amortization of organization
                    expenses (Note 1f)                    3,547         8,074         7,050         2,058          4,638
                    Transfer agent fees--Class D
                    (Note 2)                             10,033         6,285         2,552         1,027            362
                    Directors' fees and expenses          4,726         3,885         1,300         1,017          1,144
                    Account maintenance fees--
                    Class D (Note 2)                      5,449         3,497         1,248           605            399
                    Transfer agent fees--Class A
                    (Note 2)                                528           317           244         4,190          4,750
                    Pricing fees (Note 2)                   653         3,576           129         1,496            610
                    Other                                 2,847         3,373         1,733         1,759          1,573
                                                    -----------   -----------   -----------   -----------    -----------
                    Total expenses before
                    reimbursement                       802,436       735,366       317,584       150,632        136,176
                    Reimbursement of expenses
                    (Note 2)                                 --            --            --      (124,110)      (111,749)
                                                    -----------   -----------   -----------   -----------    -----------
                    Total expenses after
                    reimbursement                       802,436       735,366       317,584        26,522         24,427
                                                    -----------   -----------   -----------   -----------    -----------
                    Investment income (loss)
                    --net                              (184,831)      150,922      (165,624)      295,236        339,954
                                                    -----------   -----------   -----------   -----------    -----------

Realized &          Realized gain from:
Unrealized            Investments--net                4,355,982     1,742,606     1,049,129         2,361         27,468
Gain on               Foreign currency trans-
Investments &         actions--net                           --       580,551            --            --             --
Foreign Currency    Change in unrealized
Transactions--Net   appreciation/depreciation on:
(Notes 1b, 1c,        Investments--net                4,137,274     5,543,233     4,371,789       196,280        172,319
1e & 3):              Foreign currency
                      transactions--net                      --       129,821            --            --             --
                                                    -----------   -----------   -----------   -----------    -----------
                    Net realized and unrealized
                    gain on investments and
                    foreign currency transactions     8,493,256     7,996,211     5,420,918       198,641        199,787
                                                    -----------   -----------   -----------   -----------    -----------
                    Net Increase in Net Assets
                    Resulting from Operations       $ 8,308,425   $ 8,147,133   $ 5,255,294   $   493,877    $   539,741
                                                    ===========   ===========   ===========   ===========    ===========

                   *Net of foreign withholding
                    tax on interest                          --   $       212            --            --             --
                                                    ===========   ===========   ===========   ===========    ===========
                  **Net of foreign withholding
                    tax on dividends                $     3,734   $    54,845   $     1,051            --             --
                                                    ===========   ===========   ===========   ===========    ===========

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                      Fundamental              Global Opportunity
                                                                     Value Portfolio                 Portfolio

                                                                                 For the                       For the
                                                               For the Six      Year Ended   For the Six      Year Ended
                                                               Months Ended     January 31,  Months Ended     January 31,
                    Increase (Decrease) in Net Assets:        July 31, 1997        1997     July 31, 1997        1997
Operations:         Investment income (loss)--net               $  (184,831)   $  (478,635)   $   150,922    $  (112,394)
                    Realized gain on investments--net             4,355,982      6,235,956      2,323,157      1,453,296
                    Change in unrealized appreciation on
                    investments--net                              4,137,274      2,839,304      5,673,054      2,910,695
                                                                -----------    -----------    -----------    -----------
                    Net increase in net assets resulting
                    from operations                               8,308,425      8,596,625      8,147,133      4,251,597
                                                                -----------    -----------    -----------    -----------

Dividends &         In excess of investment income--net:
Distributions to      Class A                                            --             --             --         (1,274)
Shareholders          Class B                                            --             --             --        (65,176)
(Note 1g):            Class C                                            --             --             --        (25,328)
                      Class D                                            --             --             --        (21,506)
                    Realized gain on investments--net:
                      Class A                                            --        (11,190)            --         (1,213)
                      Class B                                            --     (1,597,213)            --       (298,844)
                      Class C                                            --       (693,946)            --       (104,853)
                      Class D                                            --       (215,995)            --        (25,165)
                                                                -----------    -----------    -----------    -----------
                    Net decrease in net assets resulting
                    from dividends and distributions to
                    shareholders                                         --     (2,518,344)            --       (543,359)
                                                                -----------    -----------    -----------    -----------

Capital Share       Net increase in net assets derived from
Transactions        capital share transactions                    6,451,967     16,589,653      8,775,749     14,719,748
(Note 4):                                                       -----------    -----------    -----------    -----------

Net Assets:         Total increase in net assets                 14,760,392     22,667,934     16,922,882     18,427,986
                    Beginning of period                          54,238,697     31,570,763     43,852,659     25,424,673
                                                                -----------    -----------    -----------    -----------
                    End of period*                              $68,999,089    $54,238,697    $60,775,541    $43,852,659
                                                                ===========    ===========    ===========    ===========

                   *Undistributed (accumulated) investment
                    income (loss)--net                          $  (663,466)   $  (478,635)   $   140,095    $   (10,827)
                                                                ===========    ===========    ===========    ===========

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS (concluded)
                                            Growth                          Quality                 US Government
                                          Opportunity                        Bond                    Securities
                                           Portfolio                       Portfolio                  Portfolio

                                   For the Six    For the Period  For the Six     For the     For the Six      For the
                    Increase       Months Ended   Feb. 2, 1996++  Months Ended   Year Ended   Months Ended    Year Ended
                    (Decrease)in     July 31,       January 31,      July 31,    January 31,     July 31,     January 31,
                    Net Assets:        1997            1997           1997          1997          1997           1997
Operations:         Investment
                    income (loss)
                    --net          $ (165,624)      $ (154,034)   $   295,236   $   506,519   $   339,954    $   661,707
                    Realized gain
                    (loss) on
                    investments--
                    net              1,049,129          378,775         2,361       (51,285)       27,468            243
                    Change in
                    unrealized
                    appreciation/
                    depreciation
                    on investments
                    --net            4,371,789        1,543,360       196,280      (231,164)      172,319       (194,411)
                                   -----------      -----------   -----------   -----------   -----------    -----------
                    Net increase
                    in net assets
                    resulting from
                    operations       5,255,294        1,768,101       493,877       224,070       539,741        467,539
                                   -----------      -----------   -----------   -----------   -----------    -----------

Dividends &         Investment
Distributions to    income--net:
Shareholders          Class A               --               --       (69,988)     (150,009)     (144,196)      (329,353)
(Note 1g):            Class B               --               --      (147,453)     (238,507)     (136,867)      (222,614)
                      Class C               --               --       (61,324)      (96,264)      (53,308)       (85,215)
                      Class D               --               --       (16,471)      (21,739)      (10,616)       (16,900)
                    Realized gain
                    on investments
                    --net:
                      Class A               --               --            --            --            --        (32,773)
                      Class B               --               --            --            --            --        (29,573)
                      Class C               --               --            --            --            --        (12,740)
                      Class D               --               --            --            --            --         (2,220)
                    In excess of
                    realized gain
                    on investments
                    --net:
                      Class A               --               --            --        (8,426)           --             --
                      Class B               --               --            --       (17,644)           --             --
                      Class C               --               --            --        (7,230)           --             --
                      Class D               --               --            --        (1,417)           --             --
                                   -----------      -----------   -----------   -----------   -----------    -----------
                    Net decrease
                    in net assets
                    resulting from
                    dividends and
                    distributions
                    to shareholders         --               --      (295,236)     (541,236)     (344,987)      (731,388)
                                   -----------      -----------   -----------   -----------   -----------    -----------

Capital Share       Net increase
Transactions        (decrease) in
(Note 4):           net assets
                    derived from
                    capital share
                    transactions     8,369,632       13,569,697       249,078     3,143,735       (66,455)     1,556,845
                                   -----------      -----------   -----------   -----------   -----------    -----------

Net Assets:         Total
                    increase in
                    net assets      13,624,926       15,337,798       447,719     2,826,569       128,299      1,292,996
                    Beginning of
                    period          15,341,798            4,000     9,415,142     6,588,573    11,070,354      9,777,358
                                   -----------      -----------   -----------   -----------   -----------    -----------
                    End of period  $28,966,724      $15,341,798   $ 9,862,861   $ 9,415,142   $11,198,653    $11,070,354
                                   ===========      ===========   ===========   ===========   ===========    ===========

                  ++Commencement of Operations.

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                                                             Fundamental Value Portfolio++++
The following per share data and
ratios have been derived from
information provided in the                         Class A                                Class B
financial statements.
                                   For the Six             For the Year         For the Six           For the Year
Increase (Decrease) in             Months Ended          Ended January 31,      Months Ended        Ended January 31,
Net Asset Value:                  July 31, 1997        1997         1996++     July 31, 1997      1997           1996++
Per Share           Net asset
Operating           value,
Performance:        beginning of
                    period         $     13.58      $     11.67   $     10.00   $     13.39   $     11.55    $     10.00
                                   -----------      -----------   -----------   -----------   -----------    -----------
                    Investment
                    income (loss)
                    --net                  .03             (.01)          .25          (.05)         (.15)          (.07)
                    Realized and
                    unrealized
                    gain on
                    investments--
                    net                   1.90             2.70          1.76          1.88          2.65           1.96
                                   -----------      -----------   -----------   -----------   -----------    -----------
                    Total from
                    investment
                    operations            1.93             2.69          2.01          1.83          2.50           1.89
                                   -----------      -----------   -----------   -----------   -----------    -----------
                    Less dividends
                    and
                    distributions:
                      Realized
                      gain on
                      investments
                      --net                 --             (.78)         (.20)           --          (.66)          (.20)
                      In excess of
                      realized gain
                      on investments
                      --net                 --               --          (.11)           --            --           (.11)
                      Return of
                      capital--net          --               --          (.03)           --            --           (.03)
                                   -----------      -----------   -----------   -----------   -----------    -----------
                    Total divi-
                    dends and
                    distributions           --             (.78)         (.34)           --          (.66)          (.34)
                                   -----------      -----------   -----------   -----------   -----------    -----------
                    Net asset
                    value, end
                    of period      $     15.51      $     13.58   $     11.67   $     15.22   $     13.39    $     11.55
                                   ===========      ===========   ===========   ===========   ===========    ===========

Total Investment    Based on net
Return:**           asset value
                    per share           14.21%+++        23.20%        20.10%+++     13.67%+++     21.79%         18.89%+++
                                   ===========      ===========   ===========   ===========   ===========    ===========

Ratios to           Expenses, net
Average Net         of reimburse-
Assets:             ment                 1.68%*           2.03%         1.54%         2.77%*        3.11%          3.29%
                                   ===========      ===========   ===========   ===========   ===========    ===========
                    Expenses             1.68%*           2.03%         2.00%         2.77%*        3.11%          3.39%
                                   ===========      ===========   ===========   ===========   ===========    ===========
                    Investment
                    income (loss)
                    --net                 .40%*           (.07%)        1.99%         (.68%)*      (1.15%)         (.61%)
                                   ===========      ===========   ===========   ===========   ===========    ===========

Supplemental        Net assets,
Data:               end of period
                    (in thousands) $       268      $       209   $       121   $    43,863   $    34,828    $    20,989
                                   ===========      ===========   ===========   ===========   ===========    ===========
                    Portfolio
                    turnover            52.75%           80.60%        51.37%        52.75%        80.60%         51.37%
                                   ===========      ===========   ===========   ===========   ===========    ===========
                    Average
                    commission
                    rate
                    paid+++++      $     .0560      $     .0539            --   $     .0560   $     .0539             --
                                   ===========      ===========   ===========   ===========   ===========    ===========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++The Program commenced operations on February 1, 1995.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.
               +++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS (continued)
                                                             Fundamental Value Portfolio++++
The following per share data and
ratios have been derived from
information provided in the                         Class C                                Class D
financial statements.
                                   For the Six             For the Year         For the Six           For the Year
Increase (Decrease) in             Months Ended          Ended January 31,      Months Ended        Ended January 31,
Net Asset Value:                  July 31, 1997        1997         1996++     July 31, 1997      1997           1996++
Per Share           Net asset
Operating           value,
Performance:        beginning of
                    period         $     13.39      $     11.55   $     10.00   $     13.54   $     11.65    $     10.00
                                   -----------      -----------   -----------   -----------   -----------    -----------
                    Investment
                    income (loss)
                    --net                 (.05)            (.15)         (.09)          .01          (.04)           .03
                    Realized and
                    unrealized
                    gain on
                    investments
                    --net                 1.88             2.66          1.98          1.90          2.68           1.96
                                   -----------      -----------   -----------   -----------   -----------    -----------
                    Total from
                    investment
                    operations            1.83             2.51          1.89          1.91          2.64           1.99
                                   -----------      -----------   -----------   -----------   -----------    -----------
                    Less dividends
                    and
                    distributions:
                      Realized
                      gain on
                      investments
                      --net                 --             (.67)         (.20)           --          (.75)          (.20)
                      In excess
                      of realized
                      gain on
                      investments
                      --net                 --               --          (.11)           --            --           (.11)
                      Return of
                      capital--net          --               --          (.03)           --            --           (.03)
                                   -----------      -----------   -----------   -----------   -----------    -----------
                    Total divi-
                    dends and
                    distributions           --             (.67)         (.34)           --          (.75)          (.34)
                                   -----------      -----------   -----------   -----------   -----------    -----------
                    Net asset
                    value, end
                    of period      $     15.22      $     13.39   $     11.55   $     15.45   $     13.54    $     11.65
                                   ===========      ===========   ===========   ===========   ===========    ===========

Total Investment    Based on net
Return:**           asset value
                    per share           13.67%+++        21.82%        18.89%+++     14.11%+++     22.82%         19.90%+++
                                   ===========      ===========   ===========   ===========   ===========    ===========

Ratios to           Expenses, net
Average Net         of reimburse-
Assets:             ment                 2.80%*           3.15%         3.38%         1.93%*        2.27%          2.45%
                                   ===========      ===========   ===========   ===========   ===========    ===========
                    Expenses             2.80%*           3.15%         3.46%         1.93%*        2.27%          2.56%
                                   ===========      ===========   ===========   ===========   ===========    ===========
                    Investment
                    income (loss)
                    --net               (.71%)*          (1.19%)        (.75%)         .15%*        (.31%)          .24%
                                   ===========      ===========   ===========   ===========   ===========    ===========

Supplemental        Net assets,
Data:               end of period
                    (in thousands) $    20,004      $    15,022   $     7,990   $     4,864   $     4,180    $     2,471
                                   ===========      ===========   ===========   ===========   ===========    ===========
                    Portfolio
                    turnover            52.75%           80.60%        51.37%        52.75%        80.60%         51.37%
                                   ===========      ===========   ===========   ===========   ===========    ===========
                    Average
                    commission
                    rate
                    paid +++++     $     .0560      $     .0539            --   $     .0560   $     .0539             --
                                   ===========      ===========   ===========   ===========   ===========    ===========


                                                             Global Opportunity Portfolio++++
The following per share data and
ratios have been derived from
information provided in the                         Class A                                Class B
financial statements.
                                   For the Six             For the Year         For the Six           For the Year
Increase (Decrease) in             Months Ended          Ended January 31,      Months Ended        Ended January 31,
Net Asset Value:                  July 31, 1997        1997         1996++     July 31, 1997      1997           1996++
Per Share           Net asset
Operating           value,
Performance:        beginning of
                    period         $     11.93      $     10.82   $     10.00   $     11.86   $     10.76    $     10.00
                                   -----------      -----------   -----------   -----------   -----------    -----------
                    Investment
                    income (loss)
                    --net                  .10              .15           .34           .03          (.04)           .13
                    Realized and
                    unrealized
                    gain on
                    investments
                    and foreign
                    currency
                    transactions
                    --net                 1.89             1.21           .77          1.86          1.29            .85
                                   -----------      -----------   -----------   -----------   -----------    -----------
                    Total from
                    investment
                    operations            1.99             1.36          1.11          1.89          1.25            .98
                                   -----------      -----------   -----------   -----------   -----------    -----------
                    Less divi-
                    dends and
                    distributions:
                      Investment
                      income--net           --               --          (.20)           --            --           (.15)
                      In excess
                      of invest-
                      ment income
                      --net                 --             (.13)         (.06)           --          (.03)          (.04)
                      Realized
                      gain on
                      investments
                      --net                 --             (.12)           --            --          (.12)            --
                      In excess of
                      realized
                      gain on
                      investments
                      --net                 --               --          (.03)           --            --           (.03)
                                   -----------      -----------   -----------   -----------   -----------    -----------
                    Total divi-
                    dends and
                    distributions           --             (.25)         (.29)           --          (.15)          (.22)
                                   -----------      -----------   -----------   -----------   -----------    -----------
                    Net asset
                    value, end
                    of period      $     13.92      $     11.93   $     10.82   $     13.75   $     11.86    $     10.76
                                   ===========      ===========   ===========   ===========   ===========    ===========
Total Investment    Based on net
Return:**           asset value
                    per share           16.68%+++        12.68%        11.15%+++     15.94%+++     11.67%          9.89%+++
                                   ===========      ===========   ===========   ===========   ===========    ===========

Ratios to           Expenses, net
Average Net         of reimburse-
Assets:             ment                 1.88%*           2.47%         2.01%         2.97%*        3.76%          3.50%
                                   ===========      ===========   ===========   ===========   ===========    ===========
                    Expenses             1.88%*           2.90%         2.32%         2.97%*        4.01%          3.61%
                                   ===========      ===========   ===========   ===========   ===========    ===========
                    Investment
                    income (loss)
                    --net                1.65%*           1.83%         2.92%          .56%*        (.39%)         1.20%
                                   ===========      ===========   ===========   ===========   ===========    ===========

Supplemental        Net assets,
Data:               end of period
                    (in thousands) $       163      $       129   $     3,025   $    41,650   $    30,469    $    16,117
                                   ===========      ===========   ===========   ===========   ===========    ===========
                    Portfolio
                    turnover            46.90%          125.68%        83.14%        46.90%       125.68%         83.14%
                                   ===========      ===========   ===========   ===========   ===========    ===========
                    Average
                    commission
                    rate
                    paid+++++      $     .0151      $     .0170            --   $     .0151   $     .0170             --
                                   ===========      ===========   ===========   ===========   ===========    ===========


                                                             Global Opportunity Portfolio++++
The following per share data and
ratios have been derived from
information provided in the                         Class C                                Class D
financial statements.
                                   For the Six             For the Year         For the Six           For the Year
Increase (Decrease) in             Months Ended          Ended January 31,      Months Ended        Ended January 31,
Net Asset Value:                  July 31, 1997        1997         1996++     July 31, 1997      1997           1996++
Per Share           Net asset
Operating           value,
Performance:        beginning of
                    period         $     11.84      $     10.75   $     10.00   $     11.92   $     10.80    $     10.00
                                   -----------      -----------   -----------   -----------   -----------    -----------
                    Investment
                    income (loss)
                    --net                  .03             (.05)          .12           .09           .05            .22
                    Realized and
                    unrealized
                    gain on
                    investments
                    and foreign
                    currency
                    transactions
                    --net                 1.87             1.29           .85          1.88          1.29            .85
                                   -----------      -----------   -----------   -----------   -----------    -----------
                    Total from
                    investment
                    operations            1.90             1.24           .97          1.97          1.34           1.07
                                   -----------      -----------   -----------   -----------   -----------    -----------
                    Less divi-
                    dends and
                    distributions:
                      Investment
                      income--net           --               --          (.15)           --            --           (.18)
                      In excess
                      of invest-
                      ment income
                      --net                 --             (.03)         (.04)           --          (.10)          (.06)
                      Realized
                      gain on
                      investments
                      --net                 --             (.12)           --            --          (.12)            --
                      In excess of
                      realized
                      gain on
                      investments
                      --net                 --               --          (.03)           --            --           (.03)
                                   -----------      -----------   -----------   -----------   -----------    -----------
                    Total divi-
                    dends and
                    distributions           --             (.15)         (.22)           --          (.22)          (.27)
                                   -----------      -----------   -----------   -----------   -----------    -----------
                    Net asset
                    value, end
                    of period      $     13.74      $     11.84   $     10.75   $     13.89   $     11.92    $     10.80
                                   ===========      ===========   ===========   ===========   ===========    ===========

Total Investment    Based on net
Return:**           asset value
                    per share           16.05%+++        11.61%         9.81%+++     16.53%+++     12.56%         10.80%+++
                                   ===========      ===========   ===========   ===========   ===========    ===========

Ratios to           Expenses, net
Average Net         of reimburse-
Assets:             ment                 3.01%*           3.81%         3.58%         2.13%*        2.91%          2.67%
                                   ===========      ===========   ===========   ===========   ===========    ===========
                    Expenes              3.01%*           4.06%         3.65%         2.13%*        3.17%          2.77%
                                   ===========      ===========   ===========   ===========   ===========    ===========
                    Investment
                    income (loss)
                    --net                 .53%*           (.46%)        1.07%         1.40%*         .48%          2.00%
                                   ===========      ===========   ===========   ===========   ===========    ===========

Supplemental        Net assets,
Data:               end of period
                    (in thousands) $    15,719      $    10,659   $     4,770   $     3,244   $     2,596    $     1,513
                                   ===========      ===========   ===========   ===========   ===========    ===========
                    Portfolio
                    turnover            46.90%          125.68%        83.14%        46.90%       125.68%         83.14%
                                   ===========      ===========   ===========   ===========   ===========    ===========
                    Average
                    commission
                    rate
                    paid+++++      $     .0151      $     .0170            --   $     .0151   $     .0170             --
                                   ===========      ===========   ===========   ===========   ===========    ===========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++The Program commenced operations on February 1, 1995.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.
               +++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (continued)
                                                                             Growth Opportunity Portfolio++++

                                                                           Class A                      Class B
                                                                      For          For the          For          For the
                    The following per share data and ratios         the Six         Period        the Six        Period
                    have been derived from information provided      Months        Feb. 2,        Months         Feb. 2,
                    in the financial statements.                     Ended        1996++ to        Ended        1996++ to
                                                                    July 31,       Jan. 31,       July 31,      Jan. 31,
                    Increase (Decrease) in Net Asset Value:           1997           1997           1997          1997
Per Share           Net asset value, beginning of period            $ 11.79        $ 10.00        $ 11.68        $ 10.00
Operating                                                           -------        -------        -------        -------
Performance:        Investment income (loss)--net                      (.03)           .03           (.10)          (.21)
                    Realized and unrealized gain on investments
                    --net                                              2.92           1.76           2.88           1.89
                                                                    -------        -------        -------        -------
                    Total from investment operations                   2.89           1.79           2.78           1.68
                                                                    -------        -------        -------        -------
                    Net asset value, end of period                  $ 14.68        $ 11.79        $ 14.46        $ 11.68
                                                                    =======        =======        =======        =======

Total Investment    Based on net asset value per share               24.51%+++      17.90%+++      23.80%+++      16.80%+++
Return:**                                                           =======        =======        =======        =======

Ratios to           Expenses, net of reimbursement                    1.96%*         2.44%*         3.09%*         3.84%*
Average Net                                                         =======        =======        =======        =======
Assets:             Expenses                                          1.96%*         3.08%*         3.09%*         4.00%*
                                                                    =======        =======        =======        =======
                    Investment income (loss)--net                     (.50%)*         .23%*        (1.63%)*       (1.93%)*
                                                                    =======        =======        =======        =======

Supplemental        Net assets, end of period (in thousands)        $   133        $    58        $18,648        $ 9,816
Data:                                                               =======        =======        =======        =======
                    Portfolio turnover                               33.49%         51.63%         33.49%         51.63%
                                                                    =======        =======        =======        =======
                    Average commission rate paid+++++               $ .0637        $ .0626        $ .0637        $ .0626
                                                                    =======        =======        =======        =======


                                                                             Growth Opportunity Portfolio++++

                                                                           Class C                      Class D
                                                                      For          For the          For          For the
                    The following per share data and ratios         the Six         Period        the Six        Period
                    have been derived from information provided      Months        Feb. 2,        Months         Feb. 2,
                    in the financial statements.                     Ended        1996++ to        Ended        1996++ to
                                                                    July 31,       Jan. 31,       July 31,      Jan. 31,
                    Increase (Decrease) in Net Asset Value:           1997           1997           1997          1997
Per Share           Net asset value, beginning of period            $ 11.67        $ 10.00        $ 11.78        $ 10.00
Operating                                                           -------        -------        -------        -------
Performance:        Investment income (loss)--net                      (.10)          (.22)          (.05)          (.11)
                    Realized and unrealized gain on investments
                    --net                                              2.88           1.89           2.92           1.89
                                                                    -------        -------        -------        -------
                    Total from investment operations                   2.78           1.67           2.87           1.78
                                                                    -------        -------        -------        -------
                    Net asset value, end of period                  $ 14.45        $ 11.67        $ 14.65        $ 11.78
                                                                    =======        =======        =======        =======

Total Investment    Based on net asset value per share.              23.82%+++      16.70%+++      24.36%+++      17.80%+++
Return:**                                                           =======        =======        =======        =======

Ratios to           Expenses, net of reimbursement                    3.13%*         3.88%*         2.22%*         2.94%*
Average Net                                                         =======        =======        =======        =======
Assets:             Expenses                                          3.13%*         4.05%*         2.22%*         3.13%*
                                                                    =======        =======        =======        =======
                    Investment income (loss)--net                    (1.67%)*       (1.98%)*        (.76%)*       (1.00%)*
                                                                    =======        =======        =======        =======

Supplemental        Net assets, end of period (in thousands)        $ 8,864        $ 4,649        $ 1,322        $   819
Data:                                                               =======        =======        =======        =======
                    Portfolio turnover                               33.49%         51.63%         33.49%         51.63%
                                                                    =======        =======        =======        =======
                    Average commission rate paid+++++               $ .0637        $ .0626        $ .0637        $ .0626
                                                                    =======        =======        =======        =======



                                                               Quality Bond Portfolio
The following per share data and
ratios have been derived from
information provided in the                         Class A                                Class B
financial statements.
                                   For the Six             For the Year         For the Six           For the Year
Increase (Decrease) in             Months Ended          Ended January 31,      Months Ended        Ended January 31,
Net Asset Value:                  July 31, 1997        1997         1996++++++ July 31, 1997      1997          1996++++
Per Share           Net asset value,
Operating           beginning of
Performance:        period         $      9.79      $     10.27   $     10.00   $      9.79   $     10.27    $     10.00
                                   -----------      -----------   -----------   -----------   -----------    -----------
                    Investment
                    income--net            .34              .68           .62           .30           .59            .54
                    Realized and
                    unrealized
                    gain (loss)
                    on investments
                    --net                  .21             (.44)          .27           .20          (.44)           .27
                                   -----------      -----------   -----------   -----------   -----------    -----------
                    Total from
                    investment
                    operations             .55              .24           .89           .50           .15            .81
                                   -----------      -----------   -----------   -----------   -----------    -----------
                    Less divi-
                    dends and
                    distributions:
                      Investment
                      income--net         (.34)            (.68)         (.62)         (.30)         (.59)          (.54)
                      In excess of
                      realized
                      gain on
                      investments
                      --net                 --             (.04)           --            --          (.04)            --
                                   -----------      -----------   -----------   -----------   -----------    -----------
                    Total divi-
                    dends and
                    distributions         (.34)            (.72)         (.62)         (.30)         (.63)          (.54)
                                   -----------      -----------   -----------   -----------   -----------    -----------
                    Net asset
                    value, end
                    of period      $     10.00      $      9.79   $     10.27   $      9.99   $      9.79    $     10.27
                                   ===========      ===========   ===========   ===========   ===========    ===========

Total Investment    Based on net
Return:**           asset value
                    per share            5.72%+++         2.51%         9.26%+++      5.17%+++      1.62%          8.35%+++
                                   ===========      ===========   ===========   ===========   ===========    ===========

Ratios to           Expenses, net
Average Net         of reimburse-
Assets:             ment                  .00%*            .00%          .00%          .77%*         .78%           .79%
                                   ===========      ===========   ===========   ===========   ===========    ===========
                    Expenses             2.59%*           3.23%         2.60%         3.46%*        4.08%          3.31%
                                   ===========      ===========   ===========   ===========   ===========    ===========
                    Investment
                    income--net          7.06%*           6.85%         6.22%         6.19%*        6.00%          5.52%
                                   ===========      ===========   ===========   ===========   ===========    ===========

Supplemental        Net assets,
Data:               end of period
                    (in thousands) $     1,857      $     2,254   $     2,196   $     5,199   $     4,824    $     3,049
                                   ===========      ===========   ===========   ===========   ===========    ===========
                    Portfolio
                    turnover            36.73%           91.10%        86.68%        36.73%        91.10%         86.68%
                                   ===========      ===========   ===========   ===========   ===========    ===========



                                                              Quality Bond Portfolio
The following per share data and
ratios have been derived from
information provided in the                         Class C                                Class D
financial statements.
                                   For the Six             For the Year         For the Six           For the Year
Increase (Decrease) in             Months Ended          Ended January 31,      Months Ended        Ended January 31,
Net Asset Value:                  July 31, 1997        1997         1996++++++ July 31, 1997      1997        1996++++++
Per Share           Net asset value,
Operating           beginning of
Performance:        period         $      9.79      $     10.27   $     10.00   $      9.79   $     10.27    $     10.00
                                   -----------      -----------   -----------   -----------   -----------    -----------
                    Investment
                    income--net            .29              .58           .53           .33           .65            .60
                    Realized and
                    unrealized
                    gain (loss) on
                    investments
                    --net                  .20             (.44)          .27           .20          (.44)           .27
                                   -----------      -----------   -----------   -----------   -----------    -----------
                    Total from
                    investment
                    operations             .49              .14           .80           .53           .21            .87
                                   -----------      -----------   -----------   -----------   -----------    -----------
                    Less divi-
                    dends and
                    distributions:
                      Investment
                      income--net         (.29)            (.58)         (.53)         (.33)         (.65)          (.60)
                      In excess of
                      realized
                      gain on
                      investments
                      --net                 --             (.04)           --            --          (.04)            --
                                   -----------      -----------   -----------   -----------   -----------    -----------
                    Total divi-
                    dends and
                    distributions         (.29)            (.62)         (.53)         (.33)         (.69)          (.60)
                                   -----------      -----------   -----------   -----------   -----------    -----------
                    Net asset
                    value, end
                    of period      $      9.99      $      9.79   $     10.27   $      9.99   $      9.79    $     10.27
                                   ===========      ===========   ===========   ===========   ===========    ===========

Total Investment    Based on net
Return:**           asset value
                    per share            5.13%+++         1.55%         8.27%+++      5.49%+++      2.25%          8.99%+++
                                   ===========      ===========   ===========   ===========   ===========    ===========

Ratios to           Expenses, net
Average Net         of reimburse-
Assets:             ment                  .86%*            .85%          .87%          .16%*         .16%           .19%
                                   ===========      ===========   ===========   ===========   ===========    ===========
                    Expenses             3.55%*           4.15%         3.44%         2.84%*        3.47%          2.70%
                                   ===========      ===========   ===========   ===========   ===========    ===========
                    Investment
                    income--net          6.10%*           5.93%         5.46%         6.81%*        6.62%          6.11%
                                   ===========      ===========   ===========   ===========   ===========    ===========

Supplemental        Net assets,
Data:               end of period
                    (in thousands) $     2,286      $     1,885   $     1,123   $       521   $       452    $       221
                                   ===========      ===========   ===========   ===========   ===========    ===========
                    Portfolio
                    turnover            36.73%           91.10%        86.68%        36.73%        91.10%         86.68%
                                   ===========      ===========   ===========   ===========   ===========    ===========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
              ++++++The Program commenced operations on February 1, 1995.
                 +++Aggregate total investment return.
               +++++Includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS (concluded)
                                                              US Government Securities Portfolio
The following per share data and
ratios have been derived from
information provided in the                         Class A                                Class B
financial statements.
                                   For the Six             For the Year         For the Six           For the Year
Increase (Decrease) in             Months Ended          Ended January 31,      Months Ended        Ended January 31,
Net Asset Value:                  July 31, 1997        1997         1996++     July 31, 1997      1997          1996++
Per Share           Net asset
Operating           value,
Performance:        beginning of
                    period         $     10.20      $     10.48   $     10.00   $     10.20   $     10.48    $     10.00
                                   -----------      -----------   -----------   -----------   -----------    -----------
                    Investment
                    income--net            .34              .69           .76           .30           .60            .68
                    Realized and
                    unrealized
                    gain (loss)
                    on investments
                    --net                  .18             (.21)          .74           .18          (.21)           .74
                                   -----------      -----------   -----------   -----------   -----------    -----------
                    Total from
                    investment
                    operations             .52              .48          1.50           .48           .39           1.42
                                   -----------      -----------   -----------   -----------   -----------    -----------
                    Less divi-
                    dends and
                    distributions:
                      Investment
                      income--net         (.34)             (69)         (.76)         (.30)         (.60)          (.68)
                      Realized
                      gain on
                      investments
                      --net                 --             (.07)         (.26)           --          (.07)          (.26)
                                   -----------      -----------   -----------   -----------   -----------    -----------
                    Total divi-
                    dends and
                    distributions         (.34)            (.76)        (1.02)         (.30)         (.67)          (.94)
                                   -----------      -----------   -----------   -----------   -----------    -----------

                    Net asset
                    value, end
                    of period      $     10.38      $     10.20   $     10.48   $     10.38   $     10.20    $     10.48
                                   ===========      ===========   ===========   ===========   ===========    ===========

Total Investment    Based on net
Return:**           asset value
                    per share            5.25%+++         4.76%        15.47%+++      4.83%+++      3.90%         14.53%+++
                                   ===========      ===========   ===========   ===========   ===========    ===========

Ratios to           Expenses, net
Average Net         of reimburse-
Assets:             ment                  .00%*            .00%          .00%          .78%*         .78%           .81%
                                   ===========      ===========   ===========   ===========   ===========    ===========
                    Expenses             2.03%*           2.92%         2.54%         2.85%*        3.72%          3.35%
                                   ===========      ===========   ===========   ===========   ===========    ===========
                    Investment
                    income--net          6.81%*           6.69%         7.30%         5.98%*        5.85%          6.28%
                                   ===========      ===========   ===========   ===========   ===========    ===========

Supplemental        Net assets,
Data:               end of period
                    (in thousands) $     4,094      $     4,486   $     5,463   $     4,909   $     4,514    $     3,043
                                   ===========      ===========   ===========   ===========   ===========    ===========
                    Portfolio
                    turnover           232.81%           27.32%       113.05%       232.81%        27.32%        113.05%
                                   ===========      ===========   ===========   ===========   ===========    ===========


                                                              US Government Securities Portfolio
The following per share data and
ratios have been derived from
information provided in the                         Class C                                Class D
financial statements.
                                   For the Six             For the Year         For the Six           For the Year
Increase (Decrease) in             Months Ended          Ended January 31,      Months Ended        Ended January 31,
Net Asset Value:                  July 31, 1997        1997         1996++     July 31, 1997      1997          1996++
Per Share           Net asset
Operating           value,
Performance:        beginning
                    period         $     10.19      $     10.47   $     10.00   $     10.20   $     10.48    $     10.00
                                   -----------      -----------   -----------   -----------   -----------    -----------
                    Investment
                    income--net            .30              .59           .67           .33           .66            .74
                    Realized and
                    unrealized
                    gain (loss)
                    on investments
                    --net                  .19             (.21)          .73           .18          (.21)           .74
                                   -----------      -----------   -----------   -----------   -----------    -----------
                    Total from
                    investment
                    operations             .49              .38          1.40           .51           .45           1.48
                                   -----------      -----------   -----------   -----------   -----------    -----------
                    Less divi-
                    dends and
                    distributions:
                      Investment
                      income--net         (.30)             (59)         (.67)         (.33)         (.66)          (.74)
                      Realized
                      gain on
                      investments
                      --net                 --             (.07)         (.26)           --          (.07)          (.26)
                                   -----------      -----------   -----------   -----------   -----------    -----------
                    Total divi-
                    dends and
                    distributions         (.30)            (.66)         (.93)         (.33)         (.73)         (1.00)
                                   -----------      -----------   -----------   -----------   -----------    -----------
                    Net asset
                    value, end
                    of period      $     10.38      $     10.19   $     10.47   $     10.38   $     10.20    $     10.48
                                   ===========      ===========   ===========   ===========   ===========    ===========

Total Investment    Based on net
Return:**           asset value
                    per share            4.89%+++         3.83%        14.36%+++      5.12%+++      4.49%         15.13%+++
                                   ===========      ===========   ===========   ===========   ===========    ===========

Ratios to           Expenses, net
Average Net         of reimburse-
Assets:             ment                  .85%*            .85%          .86%          .20%*         .21%           .22%
                                   ===========      ===========   ===========   ===========   ===========    ===========
                    Expenses             2.92%*           3.78%         3.41%         2.27%*        3.14%          2.77%
                                   ===========      ===========   ===========   ===========   ===========    ===========
                    Investment
                    income--net          5.90%*           5.78%         6.21%         6.56%*        6.42%          6.90%
                                   ===========      ===========   ===========   ===========   ===========    ===========

Supplemental        Net assets,
Data:               end of period
                    (in thousands) $     1,884      $     1,757   $     1,089   $       312   $       313    $       182
                                   ===========      ===========   ===========   ===========   ===========    ===========
                    Portfolio
                    turnover           232.81%           27.32%       113.05%       232.81%        27.32%        113.05%
                                   ===========      ===========   ===========   ===========   ===========    ===========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++The Program commenced operations on February 1, 1995.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Asset Builder Program, Inc. (the "Program") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company consisting of five separate portfolios: Fundamental Value Portfolio, Global Opportunity Portfolio, Growth Opportunity Portfolio, Quality Bond Portfolio and US Government Securities Portfolio (the "Portfolios"), except for Growth Opportunity Portfolio which is classified as a non-diversified portfolio. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of results for the interim period presented. All such adjustments are of a normal recurring nature. The Program's Portfolios offer four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Program.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Board of Directors of the Program.

(b) Derivative financial instruments--Each Portfolio may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt or currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolios may purchase or sell futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolios deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Portfolios are authorized to purchase and write call and put options. When the Portfolios write an option, an amount equal to the premium received by the Portfolios is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolios enter into a closing transaction), the Portfolios realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--Fundamental Value, Global Opportunity and Growth Opportunity Portfolios are authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Portfolios' records. However, the effect on operations is recorded from the date the Portfolios enter into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--Fundamental Value, Global Opportunity and Growth Opportunity Portfolios may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Portfolios, sold by the Portfolios but not yet delivered, or committed or anticipated to be purchased by the Portfolios.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios have determined the ex-dividend date. Interest income (in-cluding amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income of Quality Bond and US Government Securities Portfolios are declared daily and paid monthly. Dividends from net investment income of Fundamental Value, Global Opportunity and Growth Opportunity Portfolios are recorded on the ex-dividend dates. Distributions of capital gains for all Portfolios are recorded on the ex-dividend dates. Distributions in excess of investment income and realized gains are due primarily to differing tax treatments for futures transactions and post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Program has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Program has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Program's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Program. For such services, each Portfolio pays a monthly fee based on the average daily value of that Portfolio's net assets at the following annual rates; 0.65% for Fundamental Value and Growth Opportunity Portfolios, 0.50% for Quality Bond and US Government Securities Portfolios and 0.75% for Global Opportunity Portfolio.

For the six months ended July 31, 1997, MLAM had voluntarily waived management fees and reimbursed each Portfolio for additional expenses as follows:


                                    Management     Additional
                                        Fee         Expenses

Quality Bond Portfolio                $23,110       $101,000
US Government Securities Portfolio    $27,404       $ 84,345

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Program in accordance with Rule 12b-1 under the Investment Company Act of 1940, each Portfolio pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account Maintenance Fees

                                        Class B    Class C    Class D

Fundamental Value Portfolio              0.25%      0.25%      0.25%
Global Opportunity Portfolio             0.25%      0.25%      0.25%
Growth Opportunity Portfolio             0.25%      0.25%      0.25%
Quality Bond Portfolio                   0.25%      0.25%      0.25%
US Government Securities Portfolio       0.25%      0.25%      0.25%


NOTES TO FINANCIAL STATEMENTS (continued)


                                              Distribution Fees

                                           Class B        Class C

Fundamental Value Portfolio                 0.75%          0.75%
Global Opportunity Portfolio                0.75%          0.75%
Growth Opportunity Portfolio                0.75%          0.75%
Quality Bond Portfolio                      0.50%          0.55%
US Government Securities Portfolio          0.50%          0.55%

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Program. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended July 31, 1997, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of each Portfolio's Class A and Class D Shares as follows:


                                            MLFD              MLPF&S

                                      Class A  Class D   Class A   Class D

Fundamental Value Portfolio              $6     $797      $115     $15,420
Global Opportunity Portfolio              6      734       119      16,052
Growth Opportunity Portfolio             --      529        --      10,484
Quality Bond Portfolio                    1      153        12       1,197
US Government Securities Portfolio       --       23        --         355

For the six months ended July 31, 1997, MLPF&S received contingent deferred sales charges relating to transactions in Class B and Class C Shares as follows:


                                      Class B Shares   Class C Shares

Fundamental Value Portfolio              $63,967           $2,635
Global Opportunity Portfolio              57,368            2,188
Growth Opportunity Portfolio              14,950            1,399
Quality Bond Portfolio                    19,837              384
US Government Securities Portfolio         9,046              337

In addition, MLPF&S received $384, $4,314, and $773 in commissions on the execution of portfolio security transactions for the Fundamental Value, Global Opportunity and Growth Opportunity
Portfolios, respectively, for the six months ended July 31, 1997.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Program's transfer agent.

During the six months ended July 31, 1997, Global Opportunity, Quality Bond and US Government Securities Portfolios paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $23, $1,283 and $598, respectively, for security price quotations to compute the net asset value of the Portfolios.

Accounting services are provided to each Portfolio by MLAM at cost.

Certain officers and/or directors of the Program are officers and/or directors of MLAM, PSI, MLFD, MLFDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended July 31, 1997 were as follows:


                                       Purchases         Sales

Fundamental Value Portfolio           $32,142,122     $26,354,060
Global Opportunity Portfolio          $33,256,812     $22,461,392
Growth Opportunity Portfolio          $13,798,978     $ 6,354,633
Quality Bond Portfolio                $ 3,367,748     $ 3,150,515
US Government Securities Portfolio    $24,444,228     $24,196,354

Net realized and unrealized gains (losses) as of July 31, 1997 were as follows:


                                     Realized     Unrealized
Fundamental Value Portfolio           Gains         Gains

Long-term investments              $4,355,976    $ 9,344,508
Short-term investments                      6             --
                                   ----------    -----------
Total                              $4,355,982    $ 9,344,508
                                   ==========    ===========


                                     Realized     Unrealized
                                      Gains         Gains
Global Opportunity Portfolio         (Losses)      (Losses)

Long-term investments              $1,742,606    $ 9,514,956
Foreign currency transactions       (395,339)       (15,476)
Forward foreign exchange contracts    975,890        790,550
                                   ----------    -----------
Total                              $2,323,157    $10,290,030
                                   ==========    ===========



                                     Realized    Unrealized
Growth Opportunity Portfolio          Gains         Gains

Long-term investments              $1,049,129     $5,915,149
                                   ----------     ----------
Total                              $1,049,129     $5,915,149
                                   ==========     ==========


                                     Realized     Unrealized
Quality Bond Portfolio                Gains         Gains

Long-term investments              $    2,361     $  101,866
                                   ----------     ----------
Total                              $    2,361     $  101,866
                                   ==========     ==========


                                     Realized     Unrealized
US Government Securities Portfolio    Gains         Gains

Long-term investments              $   27,468     $  183,747
                                   ----------     ----------
Total                              $   27,468     $  183,747
                                   ==========     ==========

As of July 31, 1997, net unrealized appreciation (depreciation) for Federal income tax purposes was as follows:


                              Gross            Gross
                            Unrealized       Unrealized      Net Unrealized
                           Appreciation     Depreciation      Appreciation

Fundamental Value
Portfolio                   $ 9,896,962     $  (552,454)       $9,344,508
Global Opportunity
Portfolio                   $10,965,519     $(1,450,563)       $9,514,956
Growth Opportunity
Portfolio                   $ 6,174,289     $  (259,140)       $5,915,149
Quality Bond Portfolio      $   144,621     $   (42,755)       $  101,866
US Government Securities
Portfolio                   $   183,747              --        $  183,747

The aggregate cost of investments at July 31, 1997 for Federal income tax purposes was $61,165,794 for the Fundamental Value
Portfolio, $49,934,162 for the Global Opportunity Portfolio,
$23,580,445 for the Growth Opportunity Portfolio, $9,490,659 for the Quality Bond Portfolio, and $11,829,378 for the US Government
Securities Portfolio.

4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions for the six months ended July 31, 1997 and for the year ended January 31, 1997, respectively, were as follows:


                                     For the Six        For the
                                     Months Ended     Year Ended
                                    July 31, 1997    Jan. 31, 1997

Fundamental Value Portfolio           $6,451,967      $16,589,653
Global Opportunity Portfolio          $8,775,749      $14,719,748
Growth Opportunity Portfolio          $8,369,632      $13,569,697
Quality Bond Portfolio                $  249,078      $ 3,143,735
US Government Securities Portfolio    $  (66,455)     $ 1,556,845

Transactions in capital shares for each class were as follows:


Fundamental Value Portfolio

Class A Shares for the Six Months                   Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                             4,284    $    59,184
Shares redeemed                        (2,428)       (33,244)
                                  -----------    -----------
Net increase                            1,856    $    25,940
                                  ===========    ===========


Fundamental Value Portfolio

Class A Shares for the Year                         Dollar
Ended January 31, 1997                Shares        Amount

Shares sold                             7,936    $   102,340
Shares issued to shareholders in
reinvestment of distributions             493          6,544
                                  -----------    -----------
Total issued                            8,429        108,884
Shares redeemed                        (3,359)       (43,444)
                                  -----------    -----------
Net increase                            5,070    $    65,440
                                   ==========    ===========


Fundamental Value Portfolio

Class B Shares for the Six Months                   Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                           536,292    $ 7,244,250
Automatic conversion of shares         (3,519)       (48,303)
Shares redeemed                      (251,023)    (3,420,238)
                                  -----------    -----------
Net increase                          281,750    $ 3,775,709
                                  ===========    ===========


Fundamental Value Portfolio

Class B Shares for the Year                         Dollar
Ended January 31, 1997                Shares        Amount

Shares sold                         1,015,710    $12,783,442
Shares issued to shareholders in
reinvestment of distributions          73,472        962,487
                                  -----------    -----------
Total issued                        1,089,182     13,745,929
Automatic conversion of shares        (25,869)      (323,827)
Shares redeemed                      (279,781)    (3,545,224)
                                  -----------    -----------
Net increase                          783,532    $ 9,876,878
                                  ===========    ===========


Fundamental Value Portfolio

Class C Shares for the Six Months                   Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                           306,959    $ 4,146,924
Shares redeemed                      (113,961)    (1,568,543)
                                  -----------    -----------
Net increase                          192,998    $ 2,578,381
                                  ===========    ===========


Fundamental Value Portfolio

Class C Shares for the Year                         Dollar
Ended January 31, 1997                Shares        Amount

Shares sold                           568,727    $ 7,170,424
Shares issued to shareholders in
reinvestment of distributions          31,790        416,450
                                  -----------    -----------
Total issued                          600,517      7,586,874
Shares redeemed                      (170,842)    (2,169,492)
                                  -----------    -----------
Net increase                          429,675    $ 5,417,382
                                  ===========    ===========


NOTES TO FINANCIAL STATEMENTS (continued)


Fundamental Value Portfolio

Class D Shares for the Six Months                   Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                            31,260    $   425,767
Automatic conversion of shares          3,473         48,303
                                  -----------    -----------
Total issued                           34,733        474,070
Shares redeemed                       (28,589)      (402,133)
                                  -----------    -----------
Net increase                            6,144    $    71,937
                                  ===========    ===========


Fundamental Value Portfolio

Class D Shares for the Year                         Dollar
Ended January 31, 1997                Shares        Amount

Shares sold                            95,960    $ 1,214,323
Automatic conversion of shares         25,591        323,827
Shares issued to shareholders in
reinvestment of distributions          10,204        135,000
                                  -----------    -----------
Total issued                          131,755      1,673,150
Shares redeemed                       (35,230)      (443,197)
                                  -----------    -----------
Net increase                           96,525    $ 1,229,953
                                  ===========    ===========


Global Opportunity Portfolio

Class A Shares for the Six Months                   Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                             3,482    $    42,710
Shares redeemed                        (2,630)       (32,386)
                                  -----------    -----------
Net increase                              852    $    10,324
                                  ===========    ===========


Global Opportunity Portfolio

Class A Shares for the Year                         Dollar
Ended January 31, 1997                Shares        Amount

Shares sold                             5,866    $    65,458
Shares issued to shareholders in
reinvestment of dividends and
distributions                             209          2,379
                                  -----------    -----------
Total issued                            6,075         67,837
Shares redeemed                      (274,907)    (2,981,256)
                                  -----------    -----------
Net decrease                         (268,832)   $(2,913,419)
                                  ===========    ===========


Global Opportunity Portfolio

Class B Shares for the Six Months                   Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                           682,793    $ 8,340,284
Automatic conversion of shares         (6,329)       (80,080)
Shares redeemed                      (218,314)    (2,665,803)
                                  -----------    -----------
Net increase                          458,150    $ 5,594,401
                                  ===========    ===========


Global Opportunity Portfolio

Class B Shares for the Year                         Dollar
Ended January 31, 1997                Shares        Amount

Shares sold                         1,345,701    $14,794,340
Shares issued to shareholders in
reinvestment of dividends and
distributions                          30,558        347,756
                                  -----------    -----------
Total issued                        1,376,259     15,142,096
Automatic conversion of shares         (5,557)       (61,320)
Shares redeemed                      (298,549)    (3,316,163)
                                  -----------    -----------
Net increase                        1,072,153    $11,764,613
                                  ===========    ===========


Global Opportunity Portfolio

Class C Shares for the Six Months                   Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                           345,938    $ 4,233,328
Shares redeemed                      (101,678)    (1,255,066)
                                  -----------    -----------
Net increase                          244,260    $ 2,978,262
                                  ===========    ===========


Global Opportunity Portfolio

Class C Shares for the Year                         Dollar
Ended January 31, 1997                Shares        Amount

Shares sold                           569,220    $ 6,253,388
Shares issued to shareholders in
reinvestment of dividends and
distributions                          10,679        121,315
                                  -----------    -----------
Total issued                          579,899      6,374,703
Shares redeemed                      (123,382)    (1,369,969)
                                  -----------    -----------
Net increase                          456,517    $ 5,004,734
                                  ===========    ===========


Global Opportunity Portfolio

Class D Shares for the Six Months                   Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                            36,086    $   445,034
Automatic conversion of shares          6,281         80,080
                                  -----------    -----------
Total issued                           42,367        525,114
Shares redeemed                       (26,589)      (332,352)
                                  -----------    -----------
Net increase                           15,778    $   192,762
                                  ===========    ===========


Global Opportunity Portfolio

Class D Shares for the Year                         Dollar
Ended January 31, 1997                Shares        Amount

Shares sold                            93,756    $ 1,043,467
Automatic conversion of shares          5,516         61,320
Shares issued to shareholders in
reinvestment of dividends and
distributions                           3,910         44,693
                                  -----------    -----------
Total issued                          103,182      1,149,480
Shares redeemed                       (25,507)      (285,660)
                                  -----------    -----------
Net increase                           77,675    $   863,820
                                  ===========    ===========


Growth Opportunity Portfolio

Class A Shares for the Six Months                   Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                             5,182    $    63,285
Shares redeemed                          (974)       (12,603)
                                  -----------    -----------
Net increase                            4,208    $    50,682
                                  ===========    ===========


Growth Opportunity Portfolio

Class A Shares for the
Period February 2, 1996++ to                        Dollar
January 31, 1997                      Shares        Amount

Shares sold                           205,569    $ 2,057,557
Shares redeemed                      (200,796)    (2,041,351)
                                  -----------    -----------
Net increase                            4,773    $    16,206
                                  ===========    ===========

[FN]
++Prior to February 2, 1996 (commencement of operations), the
  Portfolio issued 100 shares to MLAM for $1,000.


Growth Opportunity Portfolio

Class B Shares for the Six Months                   Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                           510,956    $ 6,219,651
Automatic conversion of shares           (112)        (1,431)
Shares redeemed                       (62,244)      (764,120)
                                  -----------    -----------
Net increase                          448,600    $ 5,454,100
                                  ===========    ===========


Growth Opportunity Portfolio

Class B Shares for the
Period February 2, 1996++ to                        Dollar
January 31, 1997                      Shares        Amount

Shares sold                           886,181    $ 9,203,628
Automatic conversion of shares           (947)       (10,034)
Shares redeemed                       (44,611)      (477,407)
                                  -----------    -----------
Net increase                          840,623    $ 8,716,187
                                  ===========    ===========

[FN]
++Prior to February 2, 1996 (commencement of operations), the
  Portfolio issued 100 shares to MLAM for $1,000.


Growth Opportunity Portfolio

Class C Shares for the Six Months                   Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                           260,986    $ 3,190,365
Shares redeemed                       (46,069)      (582,468)
                                  -----------    -----------
Net increase                          214,917    $ 2,607,897
                                  ===========    ===========


Growth Opportunity Portfolio

Class C Shares for the Period
February 2, 1996++ to January 31,                   Dollar
1997                                  Shares        Amount

Shares sold                           429,086    $ 4,441,657
Shares redeemed                       (30,877)      (324,727)
                                  -----------    -----------
Net increase                          398,209    $ 4,116,930
                                  ===========    ===========

[FN]
++Prior to February 2, 1996 (commencement of operations), the
  Portfolio issued 100 shares to MLAM for $1,000.


Growth Opportunity Portfolio

Class D Shares for the Six Months                   Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                            25,428    $   315,001
Automatic conversion of shares            110          1,431
                                  -----------    -----------
Total issued                           25,538        316,432
Shares redeemed                        (4,835)       (59,479)
                                  -----------    -----------
Net increase                           20,703    $   256,953
                                  ===========    ===========


Growth Opportunity Portfolio

Class D Shares for the Period
February 2, 1996++ to January 31,                   Dollar
1997                                  Shares        Amount

Shares sold                            78,115    $   811,625
Automatic conversion of shares            944         10,034
                                  -----------    -----------
Total issued                           79,059        821,659
Shares redeemed                        (9,637)      (101,285)
                                  -----------    -----------
Net increase                           69,422    $   720,374
                                  ===========    ===========

[FN]
++Prior to February 2, 1996 (commencement of operations), the
  Portfolio issued 100 shares to MLAM for $1,000.


Quality Bond Portfolio

Class A Shares for the Six Months                   Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                                99    $       952
Shares issued to shareholders in
reinvestment of dividends               7,114         69,415
                                  -----------    -----------
Total issued                            7,213         70,367
Shares redeemed.                      (51,598)      (500,267)
                                  -----------    -----------
Net decrease                          (44,385)   $  (429,900)
                                  ===========    ===========


Quality Bond Portfolio

Class A Shares for the Year                         Dollar
Ended January 31, 1997                Shares        Amount

Shares sold                             1,729    $     5,246
Shares issued to shareholders in
reinvestment of dividends and
distributions                          14,993        159,085
                                  -----------    -----------
Total issued                           16,722        164,331
Shares redeemed.                         (298)        (2,925)
                                  -----------    -----------
Net increase                           16,424    $   161,406
                                  ===========    ===========


NOTES TO FINANCIAL STATEMENTS (concluded)


Quality Bond Portfolio

Class B Shares for the Six Months                   Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                           114,953    $ 1,121,675
Shares issued to shareholders in
reinvestment of dividends              13,031        127,097
                                  -----------    -----------
Total issued.                         127,984      1,248,772
Shares redeemed                      (100,495)      (979,891)
                                  -----------    -----------
Net increase                           27,489    $   268,881
                                  ===========    ===========


Quality Bond Portfolio

Class B Shares for the Year                         Dollar
Ended January 31, 1997                Shares        Amount

Shares sold                           234,175    $ 2,302,903
Shares issued to shareholders in
reinvestment of dividends and
distributions                          23,284        228,615
                                  -----------    -----------
Total issued.                         257,459      2,531,518
Shares redeemed                       (61,643)      (608,507)
                                  -----------    -----------
Net increase                          195,816    $ 1,923,011
                                  ===========    ===========


Quality Bond Portfolio

Class C Shares for the Six Months                   Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                            54,744    $   532,184
Shares issued to shareholders in
reinvestment of dividends               5,687         55,473
                                  -----------    -----------
Total issued                           60,431        587,657
Shares redeemed                       (24,218)      (235,872)
                                  -----------    -----------
Net increase                           36,213    $   351,785
                                  ===========    ===========


Quality Bond Portfolio

Class C Shares for the Year                         Dollar
Ended January 31, 1997                Shares        Amount

Shares sold                           124,149    $ 1,218,787
Shares issued to shareholders in
reinvestment of dividends and
distributions                           9,844         96,601
                                  -----------    -----------
Total issued                          133,993      1,315,388
Shares redeemed                       (50,842)      (498,626)
                                  -----------    -----------
Net increase                           83,151    $   816,762
                                  ===========    ===========


Quality Bond Portfolio

Class D Shares for the Six Months                   Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold.                           11,788    $   114,340
Shares issued to shareholders in
reinvestment of dividends               1,472         14,355
                                  -----------    -----------
Total issued                           13,260        128,695
Shares redeemed                        (7,251)       (70,383)
                                  -----------    -----------
Net increase                            6,009    $    58,312
                                  ===========    ===========


Quality Bond Portfolio

Class D Shares for the Year                         Dollar
Ended January 31, 1997                Shares        Amount

Shares sold.                           29,757    $   292,294
Shares issued to shareholders in
reinvestment of dividends               2,068         20,304
                                  -----------    -----------
Total issued                           31,825        312,598
Shares redeemed                        (7,148)       (70,042)
                                  -----------    -----------
Net increase                           24,677    $   242,556
                                  ===========    ===========


US Government Securities Portfolio

Class A Shares for the Six Months                   Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                                29    $       285
Shares issued to shareholders in
reinvestment of dividends              14,031        142,754
                                  -----------    -----------
Total issued                           14,060        143,039
Shares redeemed                       (59,530)      (602,826)
                                  -----------    -----------
Net decrease                          (45,470)   $  (459,787)
                                  ===========    ===========


US Government Securities Portfolio

Class A Shares for the Year                         Dollar
Ended January 31, 1997                Shares        Amount

Shares sold                             3,546    $    36,344
Shares issued to shareholders in
reinvestment of dividends and
distributions                          32,786        334,190
                                  -----------    -----------
Total issued                           36,332        370,534
Shares redeemed                      (117,931)    (1,201,716)
                                  -----------    -----------
Net decrease                          (81,599)   $  (831,182)
                                  ===========    ===========


US Government Securities Portfolio

Class B Shares for the Six Months                   Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                            69,428    $   706,140
Shares issued to shareholders in
reinvestment of dividends               9,897        100,709
                                  -----------    -----------
Total issued                           79,325        806,849
Automatic conversion of shares         (1,416)       (14,369)
Shares redeemed                       (47,727)      (484,990)
                                  -----------    -----------
Net increase                           30,182    $   307,490
                                  ===========    ===========


US Government Securities Portfolio

Class B Shares for the Year                         Dollar
Ended January 31, 1997                Shares        Amount

Shares sold                           186,113    $ 1,900,921
Shares issued to shareholders in
reinvestment of dividends and
distributions                          18,945        193,085
                                  -----------    -----------
Total issued                          205,058      2,094,006
Automatic conversion of shares         (3,692)       (37,683)
Shares redeemed                       (49,105)      (500,968)
                                  -----------    -----------
Net increase                          152,261    $ 1,555,355
                                  ===========    ===========


US Government Securities Portfolio

Class C Shares for the Six Months                   Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                            26,742    $   270,817
Shares issued to shareholders in
reinvestment of dividends               4,826         49,095
                                  -----------    -----------
Total issued                           31,568        319,912
Shares redeemed                       (22,372)      (227,737)
                                  -----------    -----------
Net increase                            9,196    $    92,175
                                  ===========    ===========


US Government Securities Portfolio

Class C Shares for the Year                         Dollar
Ended January 31, 1997                Shares        Amount

Shares sold                            92,431    $   942,477
Shares issued to shareholders in
reinvestment of dividends and
distributions                           8,932         91,008
                                  -----------    -----------
Total issued                          101,363      1,033,485
Shares redeemed                       (33,002)      (336,458)
                                  -----------    -----------
Net increase                           68,361    $   697,027
                                  ===========    ===========


US Government Securities Portfolio

Class D Shares for the Six Months                   Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold.                            7,825    $    79,955
Automatic conversion of shares          1,415         14,369
Shares issued to shareholders in
reinvestment of dividends                 799          8,127
                                  -----------    -----------
Total issued.                          10,039        102,451
Shares redeemed                       (10,677)      (108,784)
                                  -----------    -----------
Net decrease                             (638)   $    (6,333)
                                  ===========    ===========


US Government Securities Portfolio

Class D Shares for the Year                         Dollar
Ended January 31, 1997                Shares        Amount

Shares sold.                           14,460    $   147,648
Automatic conversion of shares          3,691         37,683
Shares issued to shareholders in
reinvestment of dividends and
distributions                           1,438         14,664
                                  -----------    -----------
Total issued.                          19,589        199,995
Shares redeemed                        (6,300)       (64,350)
                                  -----------    -----------
Net increase                           13,289    $   135,645
                                  ===========    ===========


5. Capital Loss Carryforward:
At January 31, 1997, the Quality Bond Portfolio had a net capital loss carryforward of approximately $48,000, all of which expires in 2005. This amount will be available to offset like amounts of any future taxable gains.